                                                                      EXHIBIT 25

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

____CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                          41-1592157
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national                          Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                     (Zip code)

                       Stanley S. Stroup, General Counsel
                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION
                        Sixth Street and Marquette Avenue
                          Minneapolis, Minnesota 55479
                                 (612) 667-1234
                               (Agent for Service)

                          -----------------------------

                      HORNBECK-LEEVAC MARINE SERVICES, INC.
               (Exact name of obligor as specified in its charter)

DELAWARE                                                     72-1375844
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

414 NORTH CAUSEWAY BOULEVARD
MANDEVILLE, LOUISIANA                                        70448
(Address of principal executive offices)                     (Zip code)

                          -----------------------------

                          10 5/8% SENIOR NOTES DUE 2008
                       (Title of the indenture securities)

================================================================================

Item 1. General Information. Furnish the following information as to the trustee:

                  (a) Name and address of each examining or supervising authority to which it is subject.

                           Comptroller of the Currency
                           Treasury Department
                           Washington, D.C.

                           Federal Deposit Insurance Corporation
                           Washington, D.C.

                           The Board of Governors of the Federal Reserve System Washington, D.C.

                  (b) Whether it is authorized to exercise corporate trust powers.

                           The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee.          Not applicable.

Item 16.  List of Exhibits.         List below all exhibits filed as a part of
                                    this Statement of Eligibility. Wells Fargo
                                    Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

         Exhibit 1.        a.       A copy of the Articles of Association of the
                                    trustee now in effect.***

         Exhibit 2.        a.       A copy of the certificate of authority of
                                    the trustee to commence business issued June
                                    28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of
                                    Minneapolis.*

                           b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                           c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

                           d. A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                           e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

                           f. A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of "Wells Fargo Bank Minnesota, National Association."****

         Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

         Exhibit 4.        Copy of By-laws of the trustee as now in effect.***

         Exhibit 5.        Not applicable.

         Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

         Exhibit 7.        Attached

         Exhibit 8.        Not applicable.

         Exhibit 9.        Not applicable.




         * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

         *** Incorporated by reference to exhibit T3G filed with registration statement number 022-22473.

         **** Incorporated by reference to exhibit number 25.1 filed with registration statement number 001-15891.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 19th day of September 2001.



                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ ROBERT L. REYNOLDS
                                            -------------------------------
                                            Robert L. Reynolds
                                            Vice President

                                   EXHIBIT 6


September 19, 2001



Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.


                                            Very truly yours,

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION


                                            /s/ ROBERT L. REYNOLDS
                                            -------------------------------
                                            Robert L. Reynolds
                                            Vice President

                                                                         Board of Governors of the Federal Reserve System
                                                                         OMB Number: 7100-0036
                                                                         Federal Deposit Insurance Corporation
                                                                         OMB Number: 3064-0052
                                                                         Office of the Comptroller of the Currency
                                                                         OMB Number: 1557-0081
FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                       Expires March 31, 2004
-------------------------------------------------------------------------------------------------------------------------
                                                                                                                       1
                                                                         Please Refer to page i,
                                                                         Table of Contents, for
                                                                         the required disclosure
                                                                         of estimated burden.
-------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES - FFIEC 031

REPORT AT THE CLOSE OF BUSINESS JUNE 30, 2001                           20010630
                                                                       -----------
                                                                       (RCRI 9999)

This report is required by law: 12 U.S.C. Section 324 (State    This report form is to be filed by banks with domestic offices
member banks); 12 U.S.C. Section 1817 (State nonmember          only. Banks with foreign offices (as defined in the instructions)
banks); and 12 U.S.C. Section 161 (National banks).             must file FFIEC 031.
-------------------------------------------------------------------------------------------------------------------------
NOTE: The Reports of Condition and Income must be signed by     The Reports of Condition and Income are to be prepared in
an authorized officer and the Report of Condition must be       accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for
State nonmember banks and three directors for State member
and National banks.

I, JAMES E. HANSON, VICE PRESIDENT                              We, the undersigned directors (trustees), attest to
-----------------------------------------------------------     the correctness of this Report of Condition
   Name and Title of Officer Authorized to Sign Report          (including the supporting schedules) and declare that
                                                                it has been examined by us and to the best of our
of the named bank do hereby declare that the Reports of         knowledge and belief has been prepared in conformance
Condition and Income (including the supporting schedules)       with the instructions issued by the appropriate
for this report date have been prepared in conformance           Federal regulatory authority and is true and correct.
with the instructions issued by the appropriate Federal
regulatory authority and are true to the best of my
knowledge and belief.                                           /s/ JAMES E. HANSON
                                                                -----------------------------------------------------
                                                                Director (Trustee)
/s/ JAMES E. HANSON
-------------------------------------------------------------   /s/ [ILLEGIBLE]
Signature of Officer Authorized to Sign Report                  -----------------------------------------------------
                                                                Director (Trustee)

  7/27/2001                                                     /s/ [ILLEGIBLE]
-------------------------------------------------------------   -----------------------------------------------------
Date of Signature                                               Director (Trustee)

-------------------------------------------------------------------------------------------------------------------------
SUBMISSION OF REPORTS                                                 party (if other than EDS) must transmit the bank's
                                                                      computer data file to EDS.

Each bank must prepare its Reports of Condition and Income
either:                                                         For electronic filing assistance, contact EDS Call
                                                                Report Services, 2150 N. Prospect Ave., Milwaukee,
(a) in electronic form and then file the computer data file     WI 53202, telephone (800) 255-1571.
    directly with the banking agencies' collection agent,
    Electronic Data Systems Corporation (EDS), by modem or      To fulfill the signature and attestation requirement
    on computer diskette; or                                    for the Reports of Condition and Income for this report
(b) in hard-copy (paper) form and arrange for another party     date, attach this signature page (or a photocopy or a
    to convert the paper report to electronic form. That        computer-generated version of this page) to the hard-
                                                                copy record of the complete report that the bank places
                                                                in its files.
-------------------------------------------------------------------------------------------------------------------------
FDIC Certificate Number                              05208      WELLS FARGO BANK MINNESOTA, N.A.
                                                  -----------   -----------------------------------------------------
                                                  (RCRI 9050)   Legal Title of Bank (TEXT 9010)

http://www.wellsfargo.com                                       MINNEAPOLIS
-------------------------------------------------------------   -----------------------------------------------------
Primary Internet Web Address of Bank                            City (TEXT 9130)
(Home Page), if any (TEXT 4087)
(Example: www.examplebank.com)                                  MN                         55479
                                                                -----------------------------------------------------
                                                                State Abbrev. (TEXT 9200)  Zip Code (TEXT 9220)


Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                                                            FFIEC 031
                                                                                                            Page i
                                                                                                                 2

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC OFFICES ONLY

------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS

SIGNATURE PAGE                                          COVER
REPORT OF INCOME                                                  REPORT OF CONDITION
Schedule RI-Income Statement  . . . . . . . . . . .   RI-1, 2, 3  Schedule RC--Balance Sheet  . . . . . . . . . .   RC-1, 2
Schedule RI-A-Changes in Equity Capital . . . . . .   RI-4        Schedule RC-A--Cash and Balances Due
Schedule RI-B-Charge-offs and Recoveries on                         From Depository Institutions . . . . . . . . . .   RC-3
  Loans and Leases and Changes in Allowance                       Schedule RC-B--Securities  . . . . . . . . . . . .   RC-3, 4, 5
  for Loan and Lease Losses . . . . . . . . . . . .   RI-4, 5     Schedule RC-C--Loans and Lease Financing
Schedule RI-D--Income from                                          Receivables:
  International Operations  . . . . . . . . . . . .   RI-6
Schedule RI-E--Explanations . . . . . . . . . . . .   RI-6,76       Part I. Loans and Leases . . . . . . . . . . . .   RC-6, 7
                                                                    Part II. Loans to Small Businesses and
                                                                      Small Farms (to be completed for the June
                                                                      report only; not included in the forms for
                                                                      the September and December reports)  . . . . .   RC-7a, 7b
                                                                  Schedule RC-D--Trading Assets and Liabilities
                                                                    (to be completed only by selected banks) . . . .   RC-8
                                                                  Schedule RC-E--Deposit Liabilities . . . . . . . .   RC-9, 10
DISCLOSURE OF ESTIMATED BURDEN                                    Schedule RC-F--Other Assets  . . . . . . . . . . .   RC-11
                                                                  Schedule RC-G--Other Liabilities . . . . . . . . .   RC-11
The estimated average burden associated with this                 Schedule RC-H--Selected Balance Sheet Items
information collection is 35.5 hours per respondent and is          for Domestic Offices  . . . . . . . . . . . . . .  RC-12
estimated to vary from 14 to 500 hours per response,              Schedule RC-I--Assets and Liabilities
depending on individual circumstances. Burden estimates             of IBFs . . . . . . . . . . . . . . . . . . . . .  RC-12
include the time for reviewing instructions, gathering and        Schedule RC-K--Quarterly Averages . . . . . . . . .  RC-13
maintaining data in the required form, and completing the         Schedule RC-L--Derivatives and Off-Balance
information collection, but exclude the time for compiling          Sheet Items . . . . . . . . . . . . . . . . . . .  RC-14, 15
and maintaining business records in the normal course of a        Schedule RC-M--Memoranda  . . . . . . . . . . . . .  RC-16
respondent's activities. A Federal agency may not conduct         Schedule RC-N--Past Due and Nonaccrual
or sponsor, and an organization (or a person) is not                Loans, Leases, and Other Assets . . . . . . . . .  RC-17, 18
required to respond to a collection of information,               Schedule RC-O--Other Data for Deposit
unless it displays a currently valid OMB control number.            Insurance and FICO Assessments  . . . . . . . . .  RC-19, 20
Comments concerning the accuracy of this burden estimate                                                                  23, 24
and suggestions for reducing this burden should be                Schedule RC-R--Regulatory Capital . . . . . . . . .  RC-21, 22
directed to the Office of Information and Regulatory                                                                      23, 24
Affairs, Office of Management and Budget, Washington, D.C.        Schedule RC-S--Securitization and
20503, and to one of the following:                                 Asset Sales Activities  . . . . . . . . . . . . .  RC-25, 26
                                                                                                                          27, 27a
                                                                  Schedule RC-T--Fiduciary and Related Services
Secretary                                                           (to be completed beginning December 31, . . . . .  RC-28, 29, 30
Board of Governors of the Federal Reserve System                  Optional Narrative Statement Concerning the
Washington, D.C. 20551                                              Amounts Reported in the Reports
                                                                    of Condition and Income . . . . . . . . . . . . .  RC-31
Legislative and Regulatory Analysis Division
Office of the Comptroller of the Currency                         Special Report (to be completed by all banks)
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

For information or assistance, national and state nonmember banks should contact the FDIC's Reports Analysis and Quality Control Section, 550 17th Street, NW, Washington D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00 a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

WELLS FARGO BANK MINNESOTA, N.A.                                     FFIEC 031
----------------------------------------------------                 RI-1
Legal Title of Bank
                                                                        3
MINNEAPOLIS
----------------------------------------------------
City

MN                                      55479
----------------------------------------------------
State                                   Zip Code


FDIC Certificate No. - 05208


CONSOLIDATED REPORT OF INCOME
FOR THE PERIOD JANUARY 1, 2001 - JUNE 30, 2001

ALL REPORT OF INCOME SCHEDULES ARE TO BE REPORTED ON A CALENDAR YEAR-TO-DATE BASIS IN THOUSANDS OF DOLLARS.


SCHEDULE RI--INCOME STATEMENT

                                                                 Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou
 -----------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:
          (a) Loans secured by real estate..................................................  4011      530,769    1.a.1.a
          (b) Loans to finance agricultural production and other loans to farmers...........  4024        7,946    1.a.1.b
          (c) Commercial and industrial loans...............................................  4012      226,049    1.a.1.c
          (d) Loans to individuals for household, family and other personal expenditures:
              (1) CREDIT CARDS .............................................................  B485       92,487    1.a.1.d.1
              (2) OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS, AND
                  REVOLVING CREDIT PLANS OTHER THAN CREDIT CARDS)...........................  B486       60,708    1.a.1.d.2
          (e) Loans to foreign governments and official institutions........................  4056            0    1.a.1.e
          (f) ALL OTHER LOANS IN DOMESTIC OFFICES...........................................  B487       96,708    1.a.1.f
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs.....................  4059          230    1.a.2
      (3) Total Interest and fee income on loans (sum of items 1.a.(1)(a) through 1.a.(2))..  4010    1,014,897    1.a.3
   b. INCOME FROM LEASE FINANCING RECEIVABLES...............................................  4065       74,122    1.b
   c. INTEREST INCOME ON BALANCES DUE FROM DEPOSITORY INSTITUTIONS: (1).....................  4115          776    1.c
   d. Interest and dividend income on securities:
      (1) U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY OBLIGATIONS
          (EXCLUDING MORTGAGE-BACKED SECURITIES.............................................  B488       12,185    1.d.1
      (2) MORTGAGE-BACKED SECURITIES........................................................  B489       35,337    1.d.2
      (3) ALL OTHER SECURITIES (INCLUDES SECURITIES ISSUED BY STATES AND POLITICAL
          SUBDIVISIONS IN THE U.S.).........................................................  4060       19,232    1.d.3
   e. Interest income from trading assets...................................................  4069          276    1.e
   f. Interest income on federal funds sold and securities purchased under agreements
      to resell.............................................................................  4020      403,242    1.f
   g. OTHER INTEREST INCOME.................................................................  4518        8,673    1.g
   h. Total interest income (sum of items 1.a.(3) through 1.g)..............................  4107    1,568,740    1.h
2. Interest expense:
   a. Interest on deposits:
      (1) Interest on deposits in domestic offices:
          (a) Transaction accounts (NOW accounts, ATS accounts and telephone and
              preauthorized transfer accounts)..............................................  4508        2,603    2.a.1.a
          (b) Nontransaction accounts:
              (1) SAVINGS DEPOSITS (INCLUDES MMDAS).........................................  0093      117,671    2.a.1.b.1
              (2) Time deposits of $100,000 or more.........................................  A517        9,210    2.a.1.b.2
              (3) Time deposits of less than $100,000.......................................  A518       52,067    2.a.1.b.3
      (2) Interest on deposits in foreign offices, Edge and agreement subsidiaries,
          and IBFs..........................................................................  4172      187,538    2.a.2
   b. Expense of federal funds purchased and securities sold under agreements
      to repurchase.........................................................................  4180      234,614    2.b
   c. Interest on trading liabilities and other borrowed money..............................  4185      166,292    2.c

---------------
(1) Includes interest income on time certificates of deposits not held for trading.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RI-2
Legal Title of Bank

FDIC Certificate Number - 05208                                            4

SCHEDULE RI--CONTINUED

                                                                                        Year-to-date
                                                                                        ------------
                                                 Dollar Amounts in Thousands    RIAD    Bil Mil Thou
----------------------------------------------------------------------------------------------------
 2. Interest expense (continued):
     d.   Interest on subordinated notes and debentures.........................4200           0                                2.d
     e.   Total interest expense (sum of items 2.a through 2.d).................4073     769,995                                2.e
 3. Net interest income (item 1.h minus 2.e)....................................                      4074            798,745   3
 4. PROVISION FOR LOAN AND LEASE LOSSES.........................................                      4230             46,699   4
 5. Noninterest income:
     a.   Income from fiduciary activities(1)...................................4070     143,404                                5.a
     b.   Service charges on deposit accounts in domestic offices...............4080      67,051                                5.b
     c.   Trading revenue(2)....................................................A220         515                                5.c
     d.   INVESTMENT BANKING, ADVISORY, BROKERAGE, AND UNDERWRITING FEES AND
          COMMISSIONS...........................................................B490      31,435                                5.d
     e.   VENTURE CAPITAL REVENUE...............................................B491           0                                5.e
     f.   NET SERVICING FEES....................................................B492           1                                5.f
     g.   NET SECURITIZATION INCOME.............................................B493           0                                5.g
     h.   INSURANCE COMMISSIONS AND FEES........................................B494      17,753                                5.h
     i.   NET GAINS (LOSSES) ON SALES OF LOANS AND LEASES.......................5416         675                                5.i
     j.   NET GAINS (LOSSES) ON SALES OF OTHER REAL-ESTATE OWNED................5415         118                                5.j
     k.   NET GAINS (LOSSES) ON SALES OF OTHER ASSETS (EXCLUDING SECURITIES)....B496         555                                5.k
     l.   Other noninterest income*.............................................B497     198,969                                5.l
     m.   Total noninterest income (sum of items 5.a through 5.i)...............                      4079            460,476   5.m
  6. a.   Realized gains (losses) on held-to-maturity securities................                      3521                  0   6.a
     b.   Realized gains (losses) on available-for-sale securities..............                      3196              2,332   6.b
  4. Noninterest expense:
     a.   Salaries and employee benefits........................................4135     257,275                                7.a
     b.   Expenses of premises and fixed assets (net of rental income)
          (excluding salaries and employee benefits and mortgage interest)......4217      54,090                                7.b
     c.   AMORTIZATION EXPENSE OF INTANGIBLE ASSETS (INCLUDING GOODWILL)........4531       5,628                                7.c
     d.   Other noninterest expense*............................................4092     385,915                                7.d
     e.   Total noninterest expense (sum of items 7.a through 7.d)..............                      4093            702,908   7.e
  8. Income (loss) before income taxes and extraordinary items, and other
     adjustments (item 3 plus or minus items 4, 5.m, 6.a, 6.b, and 7.e).........                      4301            508,946   8
  9. Applicable income taxes (on item 8)........................................                      4302            187,617   9
 10. Income (loss) before extraordinary items and other adjustments (item 8
     minus 9)...................................................................                      4300            321,329   10
 11. Extraordinary items and other adjustments, net of income taxes*............                      4320                  0   11
 12. Net income (loss) (sum of items 10 and 11).................................                      4340            321,329   12

---------------
 *   Describe on Schedule RI-E -- Explanations.

(1) For banks required to complete Schedule RC-T, items 12 through 19, income from fiduciary activities reported in Schedule RI, item 5.a, must equal the amount reported in Schedule RC-T, item 19.

(2) For banks required to complete Schedule RI, Memorandum item 8, trading revenue reported in Schedule RI, item 5.c must equal the sum of Memorandum items 8.a through 8.d.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RI-3
Legal Title of Bank

FDIC Certificate Number - 05208                                             5

SCHEDULE RI--CONTINUED

                                                                                                              Year-to-date
                                                                                                             --------------
MEMORANDA                                                                 Dollar Amounts in Thousands  RIAD  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
 1.  Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after
     August 7, 1986, that is not deductible for federal income tax purposes...........................  4513            278   M.1
 2.  Income from the sale and servicing of mutual funds and annuities in domestic offices
     (included in Schedule RI, item 8)................................................................  8431          1,585   M.2
 3.  INCOME ON TAX-EXEMPT LOANS AND LEASES TO STATES AND POLITICAL SUBDIVISIONS IN
     THE U.S (INCLUDED IN SCHEDULE RI, ITEM 1.a AND 1.b)..............................................  4313            817   M.3
 4.  Income on tax-exempt securities issued by states and political subdivisions in the U.S.
     (included in Schedule RI, item 1.d.(3))..........................................................  4507          5,827   M.4
 5.  Number of full-time equivalent employees at end of current period (round to                                      NUMBER
     nearest whole number)............................................................................  4150          7,284   M.5
 6.  Not applicable
 7.  If the reporting bank has restated its balance sheet as a result of applying push down             CCYY/MM/DD
     accounting this calendar year, report the date of the bank's acquisition(1)......................  9106           N/A    M.7
 8.  Trading revenue (from cash instruments and derivative instruments)
     (sum of Memorandum items 8.a through 8.d must equal Schedule RI, item 5.c)
     (TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS
     (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE
     PRECEDING CALENDAR YEAR.):
                                                                                                        RIAD  Bil  Mil  Thou
     a. Interest rate exposures.......................................................................  8757             400  M.8.a
     b. Foreign exchange exposures....................................................................  8758             115  M.8.b
     c. Equity security and index exposures...........................................................  8759               0  M.8.c
     d. Commodity and other exposures.................................................................  8760               0  M.8.d

 9.  Impact on income of derivatives held for purposes other than trading:                              RIAD  Bil  Mil  Thou
     a. Net increase (decrease) to interest income....................................................  8761               0  M.9.a
     b. Net (increase) decrease to interest expense...................................................  8762               0  M.9.b
     c. Other (noninterest) allocations...............................................................  8763               0  M.9.c
10.  Credit losses on derivatives (see instructions)..................................................  A251               0  M.10
11.  Does the reporting bank have a Subchapter S election in effect for federal income tax                            YES/NO
     purposes for the current tax year?...............................................................  A530            NO    M.11



--------------
(1) For example, a bank acquired on June 1, 2001, would report 20010601

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
--------------------------------                                       RI-4
Legal Title of Bank

FDIC Certificate Number - 05208                                             6

SCHEDULE RI-A--CHANGES IN EQUITY CAPITAL

Indicate decreases and losses in parentheses.

                                                                            Dollar Amounts in Thousands  RIAD   Bil  Mil  Thou
------------------------------------------------------------------------------------------------------------------------------
 1. TOTAL EQUITY CAPITAL MOST RECENTLY REPORTED FOR THE DECEMBER 31, 2000, REPORTS OF CONDITION
    AND INCOME (I.E., AFTER ADJUSTMENTS FROM AMENDED REPORTS OF INCOME)...............................   3217        3,084,474    1
 2. RESTATEMENTS DUE TO CORRECTIONS OF MATERIAL ACCOUNTING ERRORS AND CHANGES IN ACCOUNTING
    PRINCIPLES*.......................................................................................   B507                0    2
 3. BALANCE END OF PREVIOUS CALENDAR YEAR AS RESTATED (SUM OF ITEMS 1 AND 2)..........................   B508        3,084,474    3
 4. Net income (loss) (must equal Schedule RI, item 12)...............................................   4340          321,329    4
 5. SALE, CONVERSION, ACQUISITION, OR RETIREMENT OF CAPITAL STOCK, NET (EXCLUDING TREASURY
    STOCK TRANSACTIONS)...............................................................................   B509                0    5
 6. TREASURY STOCK TRANSACTIONS, NET..................................................................   B510                0    6
 7. Changes incident to business combinations, net....................................................   4356           23,496    7
 8. LESS: Cash dividends declared on preferred stock..................................................   4470                0    8
 9. LESS: Cash dividends declared on common stock.....................................................   4460          245,000    9
10. OTHER COMPREHENSIVE INCOME(1).....................................................................   B511           11,094   10
11. Other transactions with parent holding company* (not included in items 5, 6, 8 or 9 above) .......   4415           51,188   11
12. Total equity capital end of current period (sum of items 3 through 11) (must equal
    Schedule RC, item 28) ............................................................................   3210        3,249,581   12

----------

*    Describe on Schedule RI-E--Explanations.

(1) Includes changes in net unrealized holding gains (losses) on available-for-sale securities, changes in accumulated net gains (losses) on cash flow hedges, foreign currency translation adjustments, and changes in minimum pension liability adjustments.

SCHEDULE RI-B--CHARGE-OFFS AND RECOVERIES ON LOAN AND LEASES
               AND CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

PART I. CHARGE-OFFS AND RECOVERIES ON LOANS AND LEASES

PART I EXCLUDES CHARGE-OFFS AND RECOVERIES THROUGH
THE ALLOTTED TRANSFER RISK RESERVE.

                                                                                   (Column A)         (Column B)
                                                                                Charge-offs(1)        Recoveries
                                                                              --------------------------------------
                                                                                      Calendar year-to-date
                                                                              --------------------------------------
                                                 Dollar Amounts in Thousands  RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND LOANS IN DOMESTIC
      OFFICES...............................................................  3582          8     3583        91     1.a
   b. Secured by farmland in domestic offices...............................  3584        275     3585        16     1.b
   c. Secured by 1-4 family residential properties in domestic offices:
        (1) Revolving, open-end loans secured by 1-4 family residential
            properties and extended under lines of credit...................  5411        247     5412         2     1.c.1
        (2) Closed-end loans secured by 1-4 family residential properties...  5413        354     5414       606     1.c.2
   d. Secured by multifamily (5 or more) residential properties in
      domestic offices......................................................  3588          0     3589         0     1.d
   e. Secured by nonfarm nonresidential properties in domestic offices......  3590        841     3591       858     1.e
   f. IN FOREIGN OFFICES....................................................  B512          0     B513         0     1.f
2. Loans to depository institutions and acceptances of other banks:
   a. To U.S. banks and other U.S. depository institutions..................  4653          0     4663         0     2.a
   b. To foreign banks......................................................  4654          0     4664         0     2.b
3. Loans to finance agricultural production and other loans to farmers......  4655          3     4665       425     3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile).........................................  4645     19,064     4617     1,751     4.a
   b. To non-U.S. addressees (domicile).....................................  4646          0     4618         0     4.b
5. Loans to individuals for household, family, and other personal expenditures:
   a. CREDIT CARDS..........................................................  B514     34,846     B515     1,034     5.a
   b. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT LOANS
      AND REVOLVING CREDIT PLANS OTHER THAN CREDIT CARDS)...................  B516     10,666     B517     4,780     5.b

----------

(1) Include write-downs arising from transfers of loans to the held-for-sale account.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
--------------------------------                                       RI-5
Legal Title of Bank

FDIC Certificate Number - 05208                                            7

SCHEDULE RI-B--CONTINUED

PART I. CONTINUED

                                                                                   (Column A)         (Column B)
                                                                                Charge-offs(1)        Recoveries
                                                                              --------------------------------------
                                                                                      Calendar year-to-date
                                                                              --------------------------------------
                                                 Dollar Amounts in Thousands  RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
6. Loans to foreign governments and official institutions...................  4643          0     4627         0     6
7. All other loans..........................................................  4644        715     4628        42     7
8. Lease financing receivables:
   a. To U.S. addressees (domicile).........................................  4658          0     4668         0     8.a
   b. To non-U.S. addressees (domicile).....................................  4659          0     4669         0     8.b
9. Total (sum of items 1 through 8).........................................  4635     67,019     4605     9,605     9

                                                                               (Column A)         (Column B)
                                                                           ---------------------------------------
                                                                              Charge-offs(1)      Recoveries
                                                                           ---------------------------------------
MEMORANDA                                                                            Calendar year-to-date
                                                                           ---------------------------------------
                                                Dollar Amounts in Thousands RIAD  Bil Mil Thou  RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
1. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part I, items 4 and 7, above............................  5409           0     5410          0    M.1
2. Loans secured by real estate to non-U.S. addresses (domicile)
   (included in Schedule RI-B, part I, item 1, above):....................  4652           0     4662          0    M.2

----------

(1) Include write-downs arising from transfers of loans to the held-for-sale account.

PART II. CHANGES IN ALLOWANCE FOR LOAN AND LEASE LOSSES

                                                                     Dollar Amounts in Thousands  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
1. BALANCE MOST RECENTLY REPORTED FOR THE DECEMBER 31, 2000, REPORTS OF CONDITION AND
   INCOME (I.E., AFTER ADJUSTMENTS FROM AMENDED REPORTS OF INCOME)..............................  B522       259,516   1
2. Recoveries (must equal part I, item 9, column B above).......................................  4605         9,605   2
3. LESS: Charge-offs (must equal part I, item 9, column A above and Schedule RI-E. item 6.a)....  C079        67,019   3
4. PROVISION FOR LOAN AND LEASE LOSSES (MUST EQUAL SCHEDULE RI, ITEM 4).........................  4230        49,699   4
5. Adjustments * (see instructions for this schedule)...........................................  4815        25,705   5
6. Balance end of current period (sum of items 1 through 5) (must equal Schedule RC,
   item 4.c)....................................................................................  3123       277,506   6

----------

* Include as a negative number write-downs arising from transfers of loans to the held-for-sale account. Describe all adjustments on Schedule RI-E--Explanations, item 6.

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
--------------------------------                                       RI-6
Legal Title of Bank

FDIC Certificate Number - 05208                                           8

SCHEDULE RI-D--INCOME FROM INTERNATIONAL OPERATIONS

FOR ALL BANKS WITH FOREIGN OFFICES, EDGE OR AGREEMENT SUBSIDIARIES, OR IBFS WHERE INTERNATIONAL OPERATIONS ACCOUNT FOR MORE THAN 10 PERCENT OF TOTAL REVENUES, TOTAL ASSETS, OR NET INCOME.

                                                                                         Year-to-date
                                                                                 ---------------------------
                                         Dollar Amounts in Thousands    RIAD       Bil       Mil      Thou
------------------------------------------------------------------------------------------------------------
1. INTEREST INCOME AND EXPENSE ATTRIBUTABLE TO INTERNATIONAL
   OPERATIONS:
   a.      GROSS INTEREST INCOME......................................  B523                          N/A         1.a
   b.      GROSS INTEREST EXPENSE.....................................  B524                          N/A         1.b
2. NET INTEREST INCOME ATTRIBUTABLE TO INTERNATIONAL OPERATIONS
   (ITEM 1.a MINUS 1.b)...............................................  B525                          N/A         2
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations.....  4097                          N/A         3.a
   b. Provision for loan and lease losses attributable to
      international operations........................................  4235                          N/A         3.b
   c. Other noninterest expense attributable to international
      operations......................................................  4239                          N/A         3.c
   d. Net noninterest income (expense) attributable to international
      operations (item 3.a minus 3.b and 3.c).........................  4843                          N/A         3.d
4. Estimated pretax income attributable to international operations
   before capital allocation adjustment (sum of items 2 and 3.d)......  4844                          N/A         4
5. Adjustment to pretax income for internal allocations to
   international operations to reflect the effects of equity capital
   on overall bank funding costs......................................  4845                          N/A         5
6. Estimated pretax income attributable to international operations
   after capital allocation adjustment (sum of items 4 and 5).........  4846                          N/A         6
7. Income taxes attributable to income from international operations
   as estimated in item 6.............................................  4797                          N/A         7
8. Estimated net income attributable to international operations
   (item 6 minus 7)...................................................  4341                          N/A         8

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
--------------------------------                                       RI-7
Legal Title of Bank

FDIC Certificate Number - 05208                                           9

SCHEDULE RI-E--EXPLANATIONS

SCHEDULE RI-E IS TO BE COMPLETED EACH QUARTER ON A CALENDER YEAR-TO-DATE BASIS.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                     Year-to-date
                                                                                                     ------------
                                                                  Dollar Amounts in Thousands  RIAD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
1. OTHER NONINTEREST INCOME (FROM SCHEDULE RI, ITEM 5.1)
   ITEMIZE AND DESCRIBE THE THREE LARGEST OTHER AMOUNTS THAT EXCEED 1% OF THE SUM OF
   SCHEDULE RI, ITEMS 1.h AND 5.m:
           TEXT
   a. C013 Income and fees from the printing and sale of checks........................        C013             0   1.a
   b. C014 Earnings on/increase in value of cash surrender value of life
           insurance...................................................................        C014             0   1.b
   c. C016 Income and fees from automated teller machines (ATMs).......................        C016             0   1.c
   d. 4042 Rent and other income from other real estate owned..........................        4042             0   1.d
   e. C015 Safe deposit box rent.......................................................        C015             0   1.e
   f. 4461 Affiliate service fee.......................................................        4461        90,258   1.f
   g. 4462 Credit loan fees............................................................        4462        61,302   1.g
   h. 4463 ............................................................................        4463             0   1.h
2. OTHER NONINTEREST EXPENSE (FROM SCHEDULE RI, ITEM 7.d):
   ITEMIZE AND DESCRIBE THE THREE LARGEST OTHER AMOUNTS THAT EXCEED 1% OF THE SUM OF
   SCHEDULE RI, ITEMS 1.h AND 5.m:
           TEXT
   a. C017 Data processing expenses....................................................        C017             0   2.a
   b. 0497 Advertising and marketing expenses..........................................        0497             0   2.b
   c. 4136 Directors fees..............................................................        4136             0   2.c
   d. C018 Printing, stationary, and supplies..........................................        C018             0   2.d
   e. 8403 Postage.....................................................................        8403             0   2.e
   f. 4141 Legal fees and expenses.....................................................        4141             0   2.f
   g. 4146 FDIC deposit insurance assessments..........................................        4146             0   2.g
   h. 4464 Affiliate expense allocation................................................        4464       180,752   2.h
   i. 4467 ............................................................................        4467             0   2.i
   j. 4468 ............................................................................        4468             0   2.j
3. Extraordinary items and other adjustments and applicable income tax effect
   (from Schedule RI, item 11) (itemize and describe all extraordinary items and other adjustments):
               TEXT
   a. (1) 6373 Effect of adopting FAS 133, "Accounting for Derivative
               instruments and Hedging Activities" ....................................        6373             0   3.a.1
      (2) Applicable income tax effect............................   4486             0                             3.a.2
   b. (1) 4487 ........................................................................        4487             0   3.b.1
      (2) Applicable income tax effect............................   4488             0                             3.b.2
   c. (1) 4489 ........................................................................        4489             0   3.c.1
      (2) Applicable income tax effect............................   4491             0                             3.c.2

WELLS FARGO BANK MINNESOTA, N.A.                                       FFIEC 031
--------------------------------                                       RI-8
Legal Title of Bank

FDIC Certificate Number - 05208                                           10

SCHEDULE RI-E--CONTINUED

                                                                                                        Year-to-date
                                                                                                        ------------
                                                                     Dollar Amounts in Thousands  RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
4. RESTATEMENTS DUE TO CORRECTIONS OF MATERIAL ACCOUNTING ERRORS AND CHANGES IN ACCOUNTING
   PRINCIPLES
   (from Schedule RI-A, item 2)(itemize and describe all restatements):
            TEXT
   a.  B526 ....................................................................................  B526         0       4.a
   b.  B527 ....................................................................................  B527         0       4.b
5. Other transactions with parent holding company (from Schedule RI-A, item 11)
   (itemize and describe all such transactions):
            TEXT
   a.  4498 Capital infusion....................................................................  4498    51,188       5.a
   b.  4499 ....................................................................................  4499         0       5.b
6. ADJUSTMENTS TO ALLOWANCE FOR LOAN AND LEASE LOSSES (FROM SCHEDULE RI-B, PART II, ITEM 5)
   (ITEMIZE AND DESCRIBE ALL ADJUSTMENTS):
            TEXT
   a.  5523 Write-downs arising from transfers of loans in the held-for-sale account............  5523         0       6.a
   b.  4522 Loan purchase.......................................................................  4522    25,705       6.b
7. Other explanations (the space below is provided for the bank to briefly describe, at its option, any other significant items affecting the Report of Income):

                                      RIAD
                                      ----
   X = NO COMMENT - Y = COMMENT .... [4769] [X]
   Other explanations (please type or print clearly):

   TEXT (70 CHARACTERS PER LINE)

   4769 ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-1
Legal Title of Bank

MINNEAPOLIS                                                               11
----------------------------------------
CITY

MN                            55479
----------------------------------------
State                        Zip Code

FDIC Certificate Number - 05208


CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR JUNE 30, 2001

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET

                                                                     Dollar Amounts in Thousands    RCFD  Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
ASSETS
  1. Cash and balances due from depository institutions (from Schedule RC-A):
     a.   Noninterest-bearing balances and currency and coin(1).................................    0081    1,511,091    1.a
     b.   Interest bearing balances(2)..........................................................    0071       40,664    1.b
  2. Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A)............................    1754            0    2.a
     b.   Available-for-sale securities (from Schedule RC-B, column D)..........................    1773    2,060,059    2.b
  3. Federal funds sold and securities purchased under agreements to resell.....................    1350    3,186,756    3
  4. Loans and lease financing receivables (from Schedule RC-C):
     a.   LOANS AND LEASES HELD FOR SALE .......................................................    5369   12,405,215    4.a
     b.   LOANS AND LEASES, NET OF UNEARNED INCOME ............................ B528  18,568,274                         4.b
     c.   LESS: Allowance for loan and lease losses ........................... 3123     277,506                         4.c
     d.   LOANS AND LEASES, NET OF UNEARNED INCOME AND ALLOWANCE (ITEM 4.b MINUS 4.c)..........     B529   18,290,768    4.d
  5. Trading assets (from Schedule RC-D)........................................................    3545       31,782    5
  6. Premises and fixed assets (including capitalized leases)...................................    2145      164,883    6
  7. Other real estate owned (from Schedule RC-M)...............................................    2150        3,825    7
  8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ..    2130            0    8
  9. Customers' liability to this bank on acceptances outstanding...............................    2155        4,407    9
 10. Intangible assets .........................................................................
     a.   GOODWILL .............................................................................    3163      142,236    10.a
     b.   OTHER INTANGIBLE ASSETS (FROM SCHEDULE RC-M) .........................................    0426        2,850    10.b
 11. Other assets (from Schedule RC-F)..........................................................    2160    1,308,434    11
 12. Total assets (sum of items 1 through 11)...................................................    2170   39,153,170    12

---------
(1) Includes cash items in process of collection and unposted debits.

(2) Includes time certificates of deposit not held for trading.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-2
Legal Title of Bank

FDIC Certificate Number - 05208                                           12

SCHEDULE RC--CONTINUED

                                                                         Dollar Amounts in Thousands          Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,               RCON
        part I)................................................................................ 2200         21,753,983     13.a
        (1) Noninterest-bearing(1)...........................................6631    11,528,299                             13.a.1
        (2) Interest-bearing.................................................6636    10,225,684                             13.a.2
     b. In foreign offices, Edge and Agreement subsidiaries, and IBFs                           RCFN
        (from Schedule RC-E, part II).......................................................... 2200          5,138,796     13.b
       (1) Noninterest-bearing...............................................6631         9,307                             13.b.1
       (2) Interest-bearing..................................................6636     5,129,489 RCFD                        13.b.2
14.  Federal funds purchased and securities sold under agreements to repurchase................ 2800          2,339,754     14
15.  Trading liabilities (from Schedule RC-D).................................................. 3548             24,635     15
16.  OTHER BORROWED MONEY (INCLUDES MORTGAGE INDEBTEDNESS AND OBLIGATIONS UNDER
     CAPITALIZED LEASES)(FROM SCHEDULE RC-M):.................................................. 3190          5,872,485     16
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding.................................. 2920              4,607     18
19.  Subordinated notes and debentures(2)...................................................... 3200                  0     19
20.  Other liabilities (from Schedule RC-G).................................................... 2930            769,329     20
21.  Total liabilities (sum of items 13 through 20)............................................ 2948         35,903,589     21
22.  MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES............................................ 3000                  0     22
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus............................................. 3838                  0     23
24.  Common stock.............................................................................. 3230            100,000     24
25.  Surplus (exclude all surplus related to preferred stock).................................. 3839          1,712,625     25
26.  a. Retained earnings...................................................................... 3632          1,401,850     26.a
     b. ACCUMULATED OTHER COMPREHENSIVE INCOME(3).............................................. B530             35,106     26.b
27.  OTHER EQUITY CAPITAL COMPONENTS(4)........................................................ A130                  0     27
28.  Total equity capital (sum of items 23 through 27)......................................... 3210          3,249,581     28
29.  Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28).... 3300         39,153,170     29

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
 1. Indicate in the box at the right the number of the statement below that best
     describes the most comprehensive level of auditing work performed for the bank             RCFD            NUMBER
     by independent external auditors as of any date during 2000............................... 6724              N/A       M.1



1 = Independent audit of the bank conducted in accordance       4 = Directors' examination of the bank conducted in accordance with
    with generally accepted auditing standards by a certified       generally accepted auditing standards by a certified public
    public accounting firm which submits a report on the bank       accounting firm (may be required by state chartering authority)
2 = Independent audit of the bank's parent holding company      5 = Directors' examination of the bank performed by other external
    conducted in accordance with generally accepted auditing        auditors (may be required by state chartering authority)
    standards by a certified public accounting firm which       6 = Review of the bank's financial statements by external auditors
    submits a report on the consolidated holding company        7 = Compilation of the bank's financial statements by external
    (but not on the bank separately)                                auditors
3 = ATTESTATION ON BANK MANAGEMENT'S ASSERTION ON THE           8 = Other audit procedures (excluding tax preparation work)
    EFFECTIVENESS OF THE BANK'S INTERNAL CONTROL OVER           9 = No external audit work
    FINANCIAL REPORTING BY A CERTIFIED PUBLIC ACCOUNTING
    FIRM

---------------

(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2) Includes limited-life preferred stock and related surplus.
(3) Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(4) Includes treasury stock and unearned Employee Stock Ownership Plan shares.

WELLS FARGO BANK MINNESOTA, N.A.                                        FREC 031
---------------------------------------                                 RC-3
Legal Title of Bank
                                                                           13
FDIC Certificate Number - 05208

SCHEDULE RC-A--CASH AND BALANCES DUE FROM DEPOSITORY INSTITUTIONS

Exclude assets held for trading.

                                                                                     (Column A)              (Column B)
                                                                                    Consolidated              Domestic
                                                                                        Bank                   Offices
                                                                                  -----------------------------------------
                                               Dollar Amounts in Thousands        RCFD  Bil Mil Thou     RCON  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency
   and coin ...................................................................   0022     1,309,753                          1
   a. Cash items in process of collection and unposted debits..................                          0020     1,124,161   1.a
   b. Currency and coin........................................................                          0080       185,592   1.b
2. Balance due from depository institutions in the U.S. .......................                          0082       215,413   2
   a. U.S. branches and agencies of foreign banks (including their IBFs).......   0083             0                          2.a
   b. Other commercial banks in the U.S. and other depository institutions
      in the U.S (including their IBFs)........................................   0085       215,413                          2.b
3. Balances due from banks in foreign countries and foreign central banks......                          0070         2,008   3
   a. Foreign branches of other U.S. banks.....................................   0073             0                          3.a
   b. Other banks in foreign countries and foreign central banks...............   0074         2,008                          3.b
4. Balances due from Federal Reserve Banks.....................................   0090        24,581     0090        24,581   4
5. Total (sum of items 1 through 4) (total of column A must
   equal Schedule RC, sum of items 1.a and 1.b) ...............................   0010     1,551,755     0010     1,551,755   5


SCHEDULE RC-B--SECURITIES

Exclude assets held for trading.

                                                Held-to-maturity                          Available-for-sale
                                         -------------------------------------------------------------------------------
                                            (Column A)           (Column B)            (Column C)          (Column D)
                                          Amortized Cost         Fair Value         Amortized  Cost        Fair Value
                                         ------------------   -----------------    -----------------   -----------------
          Dollar Amounts in Thousands    RCFD  Bil Mil Thou   RCFD Bil Mil Thou    RCFD Bil Mil Thou   RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities..........    0211           0     0213          0      1286      309,149   1287      320,067    1
2. U.S. Government agency
   obligations (exclude mortgage-
   backed securities):
   a. Issued by U.S. Government
      agencies(1)....................    1289           0     1290          0      1291          669   1293          725    2.a
   b. Issued by U.S. Government-
      sponsored agencies(2)..........    1294           0     1295          0      1297       63,951   1298       65,817    2.b
3. SECURITIES ISSUED BY STATES
   AND POLITICAL SUBDIVISIONS IN THE
   U.S...............................    8496           0     8497          0      8498      198,132   8499      210,473    3

---------------

(1) Includes Small Business Administration "Guaranteed Loan Pool Certificates," U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-4
Legal Title of Bank

FDIC Certificate Number - 05208                                           14

SCHEDULE RC-B--CONTINUED

                                                             Held-to-maturity                     Available-for-sale
                                                   ------------------------------------  ------------------------------------
                                                       (Column A)         (Column B)        (Column C)         (Column D)
                                                     Amortized Cost       Fair Value      Amortized Cost       Fair Value
                                                   -----------------  -----------------  -----------------  -----------------
             Dollar Amounts in Thousands           RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
-------------------------------------------------- --------------------------------------------------------------------------
4. Mortgage-backed securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA...................... 1698            0  1699            0  1701      377,001  1702      384,035  4.a.1
      (2) Issued by FNMA and FHLMC................ 1703            0  1705            0  1706      649,033  1707      661,460  4.a.2
      (3) Other pass-through securities........... 1709            0  1710            0  1711            0  1713            0  4.a.3
   b. Other mortgage-backed securities (include
      CMOs, REMICs, and stripped MBS):
      (1) Issued or guaranteed by FNMA, FHLMC,
          or GNMA................................. 1714            0  1715            0  1716        5,023  1717        5,029  4.b.1
      (2) Collateralized by MBS issued or
          guaranteed by FNMA, FHLMC, or GNMA...... 1718            0  1719            0  1731            0  1732            0  4.b.2
      (3) All other mortgage-backed securities.... 1733            0  1734            0  1735       17,083  1736       18,176  4.b.3
5. ASSET-BACKED SECURITIES (ABS):
   a. CREDIT CARD RECEIVABLES..................... B838            0  B839            0  B840        3,340  B841        3,350  5.a
   b. HOME EQUITY LINES........................... B842            0  B843            0  B844            0  B845            0  5.b
   c. AUTOMOBILE LOANS............................ B846            0  B847            0  B848        1,953  B849        1,954  5.c
   d. OTHER CONSUMER LOANS........................ B850            0  B851            0  B852        6,276  B853        6,625  5.d
   e. COMMERCIAL AND INDUSTRIAL LOANS............. B854            0  B855            0  B856          713  B857          751  5.e
   f. OTHER....................................... B858            0  B859            0  B860            0  B861            0  5.f
6. Other debt securities:
   a. Other domestic debt securities.............. 1737            0  1738            0  1739      268,189  1741      272,710  6.a
   b. Foreign debt securities..................... 1742            0  1743            0  1744       72,177  1746       82,108  6.b
7. Investments in mutual funds and other equity
   securities with readily determinable fair
   values(1)......................................                                       A510       29,028  A511       26,779  7
8. Total (sum of items 1 through 7)(total of
   Column A must equal Schedule RC item 2.a)
   (total of Column D must equal Schedule RC,
   item 2.b)...................................... 1754            0  1771            0  1772    2,001,717  1773    2,060,059  8

-----------------

(1) Report Federal Reserve Stock, Federal Home Loan Bank stock, and banker's bank stock in Schedule RC-F, item 4.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-5
Legal Title of Bank

FDIC Certificate Number - 05208                                           15

SCHEDULE RC-B--CONTINUED

MEMORANDA                                             Dollar Amounts in Thousands      RCFD   Bil Mil Thou
----------------------------------------------------------------------------------------------------------
  1. Pledged securities(1)...........................................................  0416        342,185       M.1
  2. Maturity and repricing data for debt securities (1, 2)(excluding those in nonaccrual status):
     a.   Securities issued by the U.S. Treasury, U.S. Government agencies, and states and political subdivisions in the U.S.; other non-mortgage debt securities;
          and mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3, 4)
          (1) Three months or less...................................................  A549          9,782       M.2.a.1
          (2) Over three months through 12 months....................................  A550        193,157       M.2.a.2
          (3) Over one year through three years......................................  A551        221,501       M.2.a.3
          (4) Over three years through five years....................................  A552         75,676       M.2.a.4
          (5) Over five years through 15 years.......................................  A553        340,155       M.2.a.5
          (6) Over 15 years..........................................................  A554        124,309       M.2.a.6
     b.   Mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages with a remaining maturity or next repricing date of: (3, 5)
          (1) Three months or less...................................................  A555         20,670       M.2.b.1
          (2) Over three months through 12 months....................................  A556          8,378       M.2.b.2
          (3) Over one year through three years......................................  A557          1,100       M.2.b.3
          (4) Over three years through five years....................................  A558          7,731       M.2.b.4
          (5) Over five years through 15 years.......................................  A559         24,162       M.2.b.5
          (6) Over 15 years..........................................................  A560        983,454       M.2.b.6
     c.   Other mortgage-backed securities (include CMOs, REMICs, and stripped MBS;
          exclude mortgage pass-through securities) with an expected average life of: (6)
          (1) Three years or less....................................................  A561          3,337       M.2.c.1
          (2) Over three years.......................................................  A562         19,868       M.2.c.2
     d.   Debt securities with a REMAINING MATURITY of one
          year or less (included in Memorandum items 2.a through 2.c above...........  A248        201,183       M.2.d
  3. Amortized cost of held-to-maturity securities sold or transferred to available-for-sale or trading securities during the calendar year-to-date
     (report the amortized cost at date of sale or transfer).........................  1778              0       M.3
  4. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, 5, and 6):
     a.   Amortized cost.............................................................  8782              0       M.4.a
     b.   Fair value.................................................................  8783              0       M.4.b

---------------

(1) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(2) Exclude investments in mutual funds and other equity securities with readily determinable fair values.
(3) Report fixed rate debt securities by remaining maturity and floating rate debt securities by repricing date.
(4) Sum of Memorandum item 2.a.(1) through 2.a.(6) plus any nonaccrual debt securities in the categories of debt securities reported in Memorandum item 2.a that are included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, sum of items 1, 2, 3, 5, and 6, columns A and D, plus mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(5) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus any nonaccrual mortgage pass-through securities backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.a, sum of columns A and D, less the amount of mortgage pass-through securities other than those backed by closed-end first lien 1-4 family residential mortgages included in Schedule RC-B, item 4.a, columns A and D.
(6) Sum of Memorandum items 2.c.(1) and 2.c.(2) plus any nonaccrual "Other mortgage-backed securities" included in Schedule RC-N, item 9, column C, must equal Schedule RC-B, item 4.b, sum of columns A and D.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-6
Legal Title of Bank

FDIC Certificate Number - 05208                                           16

SCHEDULE RC-C--LOANS AND LEASE FINANCING RECEIVABLES

PART I. LOANS AND LEASES

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report (1) loans and leases held for sale and (2) other loans and leases, net of unearned income. REPORT LOANS AND LEASES NET OF ANY APPLICABLE ALLOCATED TRANSFER RISK RESERVE. Exclude assets held for trading and commercial paper.

                                                               (Column A)          (Column B)
                                                             Consolidated           Domestic
                                                                  Bank              Offices
                                                        ------------------------------------------
                        Dollar Amounts in Thousands          RCFD Bil Mil Thou   RCON Bil Mil Thou
--------------------------------------------------------------------------------------------------
 1. Loans secured by real estate...........................  1410  17,311,709                           1
    a. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND
       LOANS...............................................                      1415       89,917      1.a
    b. Secured by farmland (including farm
       residential and other improvements).................                      1420      106,206      1.b
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4
           family residential properties and
           extended under lines of credit..................                      1797      928,913      1.c.1
       (2) Closed-end loans secured by 1-4 family
           residential properties:
           (a) Secured by first liens......................                      5367   13,450,330      1.c.2.a
           (b) Secured by junior liens.....................                      5368    1,963,097      1.c.2.b
    d. Secured by multifamily (5 or more) residential
       properties..........................................                      1460       67,002      1.d
    e. Secured by nonfarm nonresidential properties........                      1480      706,224      1.e
 2. LOANS TO DEPOSITORY INSTITUTIONS AND ACCEPTANCES OF
    OTHER BANKS:
    a. To commercial banks in the U.S......................                      B531    2,881,305      2.a
       (1) To U.S. branches and agencies of foreign banks..  B532           0                           2.a.1
       (2) To other commercial banks in the U.S............  B533   2,882,268                           2.a.2
    b. To other depository institutions in the U.S.........  B534           0    B534            0      2.b
    c. To banks in foreign countries.......................                      B535        1,113      2.c
       (1) To foreign branches of other U.S. banks.........  B536           0                           2.c.1
       (2) To other banks in foreign countries.............  B537       1,243                           2.c.2
 3. Loans to finance agricultural production and
    other loans to farmers.................................  1590     199,694    1590      199,694      3
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile).......................  1763   4,869,418    1763    4,869,418      4.a
    b. To non-U.S. addressees (domicile)...................  1764       2,236    1764            0      4.b
 5. Not applicable.
 6. Loans to individuals for household, family, and other
    personal expenditures (i.e., consumer loans) (includes
    purchased paper):
    a. CREDIT CARDS........................................  B538   1,125,314    B538    1,125,314      6.a
    b. OTHER REVOLVING CREDIT PLANS........................  B539     306,226    B539      306,226      6.b
    c. Other consumer loans (includes single payment,
       installment, and all student loans................... 2011   1,095,549    2011    1,095,549      6.c
 7. Loans to foreign governments and official institutions
    (including foreign central banks)......................  2081           0    2081            0      7
 8. Obligations (other than securities and leases) of
    states and political subdivisions in the U.S...........  2107      25,015    2017       25,015      8
 9. Other loans............................................  1563     724,382                           9
    a. Loans for purchasing or carrying securities
       (secured and unsecured).............................                      1545      183,145      9.a
    b. All other loans (exclude consumer loans)............                      1564      541,237      9.b
10. Lease financing receivables (net of unearned income)...                      2165    2,430,435     10
    a. Of U.S. addressees (domicile).......................  2182   2,430,435                          10.a
    b. Of non-U.S. addressees (domicile)...................  2183           0                          10.b
11. LESS: Any unearned income on loans reflected in
    items 1-9 above........................................  2123           0    2123            0     11
12. Total loans and leases, net of unearned income
    (sum of items 1 through 10 minus item 11) (total of
     column A must equal Schedule RC, item 4.a and 4.b)....  2122  30,973,489    2122   30,970,160     12

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-7
Legal Title of Bank

FDIC Certificate Number - 05208                                           17

SCHEDULE RC-C--CONTINUED

PART I. CONTINUED



Memoranda                                                   Dollar Amounts in Thousands          RCFD   Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------
 1. LOANS AND LEASES RESTRUCTURED AND IN COMPLIANCE WITH MODIFIED TERMS (INCLUDED IN
    SCHEDULE RC-C, PART I, AND NOT REPORTED AS PAST DUE OR NONACCRUAL IN SCHEDULE RC-N,
    MEMORANDUM ITEM 1) (EXCLUDE LOANS SECURED BY 1-4 FAMILY RESIDENTIAL PROPERTIES AND
    LOANS TO INDIVIDUALS FOR HOUSEHOLD, FAMILY, AND OTHER PERSONAL EXPENDITURES)...............  1616              0    M.1
 2. Maturity and repricing data for loans and leases (excluding those in nonaccrual status):
    a. Closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part I, item 1.c.(2)(a), Column B)
       with a remaining maturity or repricing date of:(1)(2)                                     RCON
       (1)  Three months or less...............................................................  A564     11,755,850    M.2.a.1
       (2)  Over three months through 12 months................................................  A565        658,114    M.2.a.2
       (3)  Over one year through three years..................................................  A566         44,604    M.2.a.3
       (4)  Over three years through five years................................................  A567         69,872    M.2.a.4
       (5)  Over five years through 15 years...................................................  A568        412,282    M.2.a.5
       (6)  Over 15 years......................................................................  A569        502,117    M.2.a.6
    b. All loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A) EXCLUDING closed-end loans secured by first liens on 1-4 family residential properties in domestic offices (reported in Schedule RC-C, part 1  item 1.c.(2)(a),
       column B) with a remaining maturity or next repricing date of: (1,3)                      RCFD
       (1)  Three months or less...............................................................  A570      8,457,995    M.2.b.1
       (2)  Over three months through 12 months................................................  A571      2,799,789    M.2.b.2
       (3)  Over one year through three years..................................................  A572      2,452,907    M.2.b.3
       (4)  Over three years through five years................................................  A573      1,681,751    M.2.b.4
       (5)  Over five years through 15 years...................................................  A574      1,402,286    M.2.b.5
       (6)  Over 15 years......................................................................  A575        532,791    M.2.b.6
    c. Loans and leases (reported in Schedule RC-C, part I, items 1 through 10, column A)
       with a REMAINING MATURITY of one year or less (excluding those in nonaccrual
       status).................................................................................  A247     18,227,703    M.2.c
 3. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate)
    included in Schedule RC-C, part I, items 4 and 9, column A(4)..............................  2746              0    M.3
 4. Adjustable rate closed-end loans secured by first liens on
    1-4 family residential properties in domestic offices                                        RCON
    (included in Schedule RC-C, part I, item 1.c.(2)(a), column B).............................  5370      3,764,041    M.4
 5. LOANS SECURED BY REAL ESTATE TO NON-U.S. ADDRESSES (DOMICILE) (INCLUDED IN                   RCFD
    SCHEDULE RC-C, PART I, ITEM 1, COLUMN A)...................................................  B837              0    M.5


---------------

(1) Report fixed rate loans and leases by remaining maturity and floating rate loans by next repricing date.
(2) Sum of Memorandum items 2.a.(1) through 2.a.(6) plus total nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C must equal total closed-end loans secured by first liens on 1-4 family residential properties from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(3) Sum of Memorandum items 2.b.(1) through 2.b.(6) plus total nonaccrual loans and leases from Schedule RC-N, sum of items 1 through 8, column C, minus nonaccrual closed-end loans secured by first liens on 1-4 family residential properties in domestic offices included in Schedule RC-N, item 1.c.(2), column C, must equal total loans and leases from Schedule RC-C, Part I, sum or items 1 through 10, column A, minus total closed-end loans secured by first liens on 1-4 family residential properties in domestic offices from Schedule RC-C, part I, item 1.c.(2)(a), column B.
(4) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-7a
Legal Title of Bank

FDIC Certificate Number - 05208                                          17a

SCHEDULE RC-C--CONTINUED

PART II. LOANS TO SMALL BUSINESSES AND SMALL FARMS

SCHEDULE RC-C, PART II IS TO BE REPORTED ONLY WITH THE JUNE REPORT OF CONDITION.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

LOANS TO SMALL BUSINESSES

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank's
   "Commercial and industrial loans to U.S. addressees" in domestic offices
   reported in Schedule RC-C, part I, item 4.a, column B, have original amounts          RCON     YES/NO
   of $100,000 or less (If your bank has no loans outstanding in BOTH of these           ----     ------
   two loan categories, place an "X" in the box marked "NO.")............................6999       NO    1

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5. If NO, and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5. If NO and your bank has no loans outstanding in both loan categories, skip items 2 through 4, and go to item 5.

2. Report the total number of loans currently outstanding for each of the
   following Schedule RC-C, part I, loan categories:                                                 Number
   a. "Loans secured by nonfarm nonresidential properties" in domestic offices           RCON       of Loans
      reported in Schedule RC-C, part I, item 1.e, column B (Note: Item 1.e,             ----       --------
      column B divided by the number of loans should NOT exceed $100,000.)...............5562            N/A            2.a
   b. "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (Note: Item 4.a,
      column B, divided by the number of loans should NOT exceed $100,000.)..............5563            N/A            2.b

                                                                                                                  (Column B)
                                                                                      (Column A)                    Amount
                                                                                        Number                     Currently
                                                         Dollar Amounts in Thousands   of Loans                   Outstanding
------------------------------------------------------------------------------------------------------------------------------------
                                                                                      RCON                RCON    Bil Mil Thou
                                                                                      ----                ----    ------------
 3. Number and amount currently outstanding of "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B (sum of items 3.a through 3.c must be less than or equal to Schedule RC-C, part I, item 1.e, column B):
    a. With original amounts of $100,000 or less......................................5564        1,281   5565     53,616        3.a
    b. With original amounts of more than $100,000 through $250,000...................5566          891   5567    122,388        3.b
    c. With original amounts of more than $250,000 through $1,000,000.................5568          868   5569    346,932        3.c
 4. Number and amount currently outstanding of "Commercial and industrial loans to U.S. addressees" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B (sum of items 4.a through 4.c must be less than or equal to Schedule RC-C, part I, item 4.a, column B):
    a. With original amounts of $100,000 or less......................................5570       14,464   5571    418,845        4.a
    b. With original amounts of more than $100,000 through $250,000...................5572        3,634   5573    409,987        4.b
    c. With original amounts of more than $250,000 through $1,000,000.................5574        2,762   5575    933,328        4.c

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-7b
Legal Title of Bank

FDIC Certificate Number - 05208                                           17b

SCHEDULE RC-C--CONTINUED

PART II. CONTINUED

AGRICULTURAL LOANS TO SMALL FARMS

5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in
   Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C,
   part I, item 3, column B, have original amounts of $100,000 or less (If your          RCON     YES/NO
   bank has no loans outstanding in BOTH of these two loan categories, place an          ----     ------
   "X" in the box marked "NO.")..........................................................6860       NO    5

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8.
If NO, and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below. If NO and your bank has no loans outstanding in both loan categories, do not complete items 6 through 8.

6. Report the total number of loans currently outstanding for each of the following Schedule RC-C, part I, loan categories:
   a. "Loans secured by farmland (including farm residential and other                               Number
      improvements)" in domestic offices reported in Schedule RC-C, part I,              RCON       of Loans
      item 1.b, column B (Note: Item 1.b, column B, divided by the number of             ----       --------
      loans should NOT exceed $100,000.).................................................5576            N/A            6.a
   b. "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B
      (Note: Item 3, column B, divided by the number of loans should NOT exceed
      $100,000.).........................................................................5577            N/A            6.b

                                                                                                                  (Column B)
                                                                                      (Column A)                    Amount
                                                                                        Number                     Currently
                                                         Dollar Amounts in Thousands   of Loans                   Outstanding
------------------------------------------------------------------------------------------------------------------------------
                                                                                      RCON                RCON    Bil Mil Thou
                                                                                      ----                ----    ------------
 7. Number and amount currently outstanding of "Loans secured by farmland
    (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
    a. With original amounts of $100,000 or less......................................5578          689   5579       27,537      7.a
    b. With original amounts of more than $100,000 through $250,000...................5580          296   5581       37,490      7.b
    c. With original amounts of more than $250,000 through $500,000...................5582           67   5583       18,873      7.c
 8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
    Schedule RC-C, part I, item 3, column B, (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3 column B):
    a. With original amounts of $100,000 or less......................................5584        2,460   5585       59,314      8.a
    b. With original amounts of more than $100,000 through $250,000...................5586          435   5587       59,551      8.b
    c. With original amounts of more than $250,000 through $500,000...................5588          142   5589       41,904      8.c

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-8
Legal Title of Bank

FDIC Certificate Number - 05208                                           18

SCHEDULE RC-D--TRADING ASSETS AND LIABILITIES

SCHEDULE RC-D IS TO BE COMPLETED BY BANKS THAT REPORTED AVERAGE TRADING ASSETS (SCHEDULE RC-K, ITEM 7) OF $2 MILLION OR MORE FOR ANY QUARTER OF THE PRECEDING YEAR.

                                                                Dollar Amounts in Thousands  RCON        Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
ASSETS
 1. U.S. Treasury securities in domestic offices...........................................  3531                   0     1
 2. U.S. Government agency obligations in domestic offices (exclude mortgage-backed
    securities)............................................................................  3532                   0     2
 3. Securities issued by states and political subdivisions in the U.S. in domestic
    offices................................................................................  3533                   0     3
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA................  3534               3,496     4.a
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS)............................................  3535                   0     4.b
    c. All other mortgage-backed securities................................................  3536                   0     4.c
 5. Other debt securities in domestic offices..............................................  3537                   0     5
 6. - 8. Not applicable
 9. Other trading assets in domestic offices...............................................  3541                   0     9
                                                                                             RCFN
10. Trading assets in foreign offices......................................................  3542                   0     10
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts
                                                                                             RCON
    a. In domestic offices.................................................................  3543              28,286     11.a
                                                                                             RCFN
    b. In foreign offices..................................................................  3543                   0     11.b
                                                                                             RCFD
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, item 5)......  3545              31,782     12

                                                                                             RCFD        Bil Mil Thou
                                                                                             ------------------------
LIABILITIES
13. Liability for short positions..........................................................  3546                   0     13
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts.......................................................................  3547              24,635     14
15. Total trading liabilities (sum of items 13 and 14) (must equal Schedule RC, item
    15)....................................................................................  3548              24,635     15

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
---------------------------------------                               RC-9
Legal Title of Bank
                                                                          19
FDIC Certificate Number - 05208

SCHEDULE RC-E--DEPOSIT LIABILITIES

PART 1. DEPOSITS IN DOMESTIC OFFICES

                                                                                             Nontransaction
                                                            Transaction Accounts                Accounts
                                                    -------------------------------------    --------------
                                                       (Column A)                              (Column C)
                                                         Total             (Column B)            Total
                                                      transaction         MEMO: TOTAL        nontransaction
                                                        accounts        DEMAND DEPOSITS         accounts
                                                    (including total      (INCLUDED IN         (including
                                                    demand deposits)       COLUMN A)             MMDAs)
                                                    -----------------   -----------------   -----------------
                      Dollar Amounts in Thousands   RCON Bil Mil Thou   RCON Bil Mil Thou   RCON Bil Mil Thou
-------------------------------------------------   -----------------   -----------------   -----------------
DEPOSITS OF:
1. Individuals, partnerships and corporations
   (INCLUDE ALL CERTIFIED AND OFFICIAL CHECKS)...   B549   3,187,097                        B550  17,847,115     1
2. U.S. Government...............................   2202       9,101                        2520         180     2
3. States and political subdivisions in the
   U.S...........................................   2203      70,511                        2530     267,451     3
4. COMMERCIAL BANKS AND OTHER DEPOSITORY
   INSTITUTIONS IN THE U.S.......................   B551     372,528                        B552           0     4
5. Banks in foreign countries....................   2213           0                        2236           0     5
6. Foreign governments and official institutions
   (including foreign central banks).............   2216           0                        2377           0     6
7. Total (sum of items 1 through 6) (sum of
   columns A and C must equal Schedule RC, item
   13.a).........................................   2215   3,639,237    2210   3,431,766    2385  18,114,746     7



MEMORANDA                                                  Dollar Amounts in Thousands  RCON Bil Mil Thou
--------------------------------------------------------------------------------------  -----------------
1. Selected components of total deposits (i.e., sum of item 7, columns A and C):
   a. Total Individual Retirement Accounts (IRAs) and Keogh Plan accounts.............  6835     518,662    M.1.a
   b. Total brokered deposits.........................................................  2365           0    M.1.b
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000...............................  2343           0    M.1.c.1
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less...  2344           0    M.1.c.2
   d. Maturity data for brokered deposits:
      (1) Brokered deposits issued in denominations of less than $100,000 with a remaining maturity of one year or less (included in Memorandum item 1.c.(1)
          above)......................................................................  A243           0    M.1.d.1
      (2) Brokered deposits issued in denominations of $100,000 or more with a remaining maturity of one year or less (included in Memorandum item 1.b
          above)......................................................................  A244           0    M.1.d.2
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S. reported in item 3 above which are secured or collateralized as required under state law)
      (TO BE COMPLETED FOR THE DECEMBER REPORT ONLY...................................  5590         N/A    M.1.e
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through
   2.c must equal item 7, Column C, above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs).......................................  6810   5,672,946    M.2.a.1
      (2) Other savings deposits (excludes MMDAs).....................................  0352  10,277,763    M.2.a.2
   b. Total time deposits of less than $100,000.......................................  6648   1,871,563    M.2.b
   c. Total time deposits of $100,000 or more.........................................  2604     292,474    M.2.c

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-10
Legal Title of Bank

FDIC Certificate Number - 05208                                           20

SCHEDULE RC-E--CONTINUED

Part I. Continued

Memoranda (Continued)                                Dollar Amounts in Thousands         RCON  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------
3. Maturity and repricing data for time deposits of less than $100,000:
   a. Time deposits of less than $100,000 with a remaining maturity or next repricing date of (1, 2)
      (1) Three months or less..........................................................  A579      332,082      M.3.a.1
      (2) Over three months through 12 months...........................................  A580      817,523      M.3.a.2
      (3) Over one year through three years.............................................  A581      564,402      M.3.a.3
      (4) Over three years..............................................................  A582      157,556      M.3.a.4
   b. Time deposits of less than $100,000 with a REMAINING
      MATURITY of one year or less (included in Memorandum items 3.a.(1) through 3.a.(4)
      above)(3).........................................................................  A241    1,149,605      M.3.b
4. Maturity and repricing data for time deposits of $100,000 or more:
   a. Time deposits of $100,000 or more with a remaining maturity or next repricing date of (1, 4)
      (1) Three months or less.........................................................   A584       90,508      M.4.a.1
      (2) Over three months through 12 months..........................................   A585      117,910      M.4.a.2
      (3) Over one year through three years............................................   A586       51,559      M.4.a.3
      (4) Over three years.............................................................   A587       32,497      M.4.a.4
   b. Time deposits of $100,000 or more with a REMAINING MATURITY of one year or less (included in Memorandum items 4.a.(1) through 4.a.(4)
      above)(3).........................................................................  A242      208,418      M.4.b

---------------

(1) Report fixed rate time deposits by remaining maturity and floating rate time deposits by next repricing date.
(2) Sum of Memorandum items 3.a.(1) through 3.a.(4) must equal Schedule RC-E, Memorandum item 2.b.
(3) Report both fixed and floating rate time deposits by remaining maturity. Exclude floating rate time deposits with a next repricing date of one year or less that have a remaining maturity of over one year.
(4) Sum of Memorandum items 4.a.(1) through 4.a.(4) must equal Schedule RC-E, Memorandum item 2.c.

PART II. DEPOSITS IN FOREIGN OFFICES (INCLUDING EDGE AND AGREEMENT SUBSIDIARIES AND IBFS)

                                                               Dollar Amounts in Thousands   RCFN Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
Deposits of:
1. INDIVIDUALS, PARTNERSHIPS, AND CORPORATIONS (INCLUDE ALL CERTIFIED AND OFFICIAL
   CHECKS).................................................................................  B553  1,916,465    1
2. U.S. BANKS (INCLUDING IBFS AND FOREIGN BRANCHES OF U.S. BANKS) AND OTHER U.S.
   DEPOSITORY INSTITUTIONS.................................................................  B554  3,218,278    2
3. Foreign banks (including U.S. branches and agencies of foreign banks, including their
   IBFs)...................................................................................  2625      4,053    3
4. Foreign governments and official institutions (including foreign central banks).........  2650          0    4
5. U.S. GOVERNMENT AND STATES AND POLITICAL SUBDIVISIONS IN THE U.S. ......................  B555          0    5
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 13.b)....................  2200  5,138,796    6

MEMORANDUM                                                    Dollar Amounts in Thousands    RCFN Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
1. Time deposits with a remaining maturity of one year or less (included in Part II,
   Item 6 above)...........................................................................  A245  5,123,395    M.1

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-11
Legal Title of Bank

FDIC Certificate Number - 05208                                           21

SCHEDULE RC-F--OTHER ASSETS

                                                           Dollar Amounts in Thousands       RCFD    Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
1. ACCRUED INTEREST RECEIVABLE(1)..........................................................  B556         182,382    1
2. Net deferred tax assets(2)..............................................................  2148               0    2
3. Interest-only strips receivable (not in the form of a security)(3) on:
   a. Mortgage loans.......................................................................  A519               0    3.a
   b. Other financial assets...............................................................  A520               0    3.b
4. EQUITY SECURITIES THAT DO NOT HAVE READILY DETERMINABLE FAIR VALUES(4)..................  1752         326,653    4
5. Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item)..  2168         799,399    5
             TEXT
   a.  2166  Prepaid expenses.............................. 2166               0                                     5.a
   b.  C009  Cash surrender value of life insurance....R... C009         239,284                                     5.b
   c.  1578  Repossessed personal property (including
             vehicles)..................................... 1578               0                                     5.c
   d.  C010  Derivatives with a positive fair value
             held for purposes other than tradi............ C010               0                                     5.d
   e.  3549  Affiliated accounts receivable................ 3549         323,569                                     5.e
   f.  3550  .............................................. 3550               0                                     5.f
   g.  3551  .............................................. 3551               0                                     5.g
6. Total (sum of items 1 through 5) (must equal Schedule RC, item 11)......................       2160  1,308,434    6

SCHEDULE RC-G-- OTHER LIABILITIES


                                                               Dollar Amounts in Thousands   RCON    Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(5).......................  3645          44,757    1.a
                                                                                             RCFD
   b. Other expenses accrued and unpaid (includes accrued income taxes payable)............  3646         103,484    1.b
2. Net deferred tax liabilities(2).........................................................  3049         409,664    2
3. ALLOWANCE FOR CREDIT LOSES ON OFF-BALANCE SHEET CREDIT EXPOSURES........................  B557               0    3
4. Other (itemize and describe amounts greater than $25,000 that exceed 25% of this item)..  2938         211,424    4
            TEXT
   a. 3066: Accounts payable.............................   3066        181,876                                      4.a
   b. C011: Deferred compensation liabilities............   C011              0                                      4.b
   c. 2932: Dividends declared but not yet
            payable......................................   2932              0                                      4.c
   d. C012: Derivatives with a negative fair
            value held for purposes other than
            trade........................................   C012              0                                      4.d
   e. 3552: .............................................   3552              0                                      4.e
   f. 3553: .............................................   3553              0                                      4.f
   g. 3554: .............................................   3554              0                                      4.g
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20)......................  2930         769,329    5

---------------

(1) Include accrued interest receivable on loans, leases, debt securities, and other interest-bearing assets.
(2) See discussion of deferred income taxes in Glossary entry on "income taxes."
(3) Report interest-only strips receivable in the form of a security as available-for-sale securities in Schedule RC, item 2.b, or as trading assets in Schedule RC, item 5, as appropriate.
(4) Include Federal Reserve stock, Federal Home Loan Bank stock, and bankers' bank stock.
(5) For savings banks, includes "dividends" accrued and unpaid on deposits.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-12
Legal Title of Bank

FDIC Certificate Number - 05208                                           22

SCHEDULE RC-H--SELECTED BALANCE SHEET ITEMS FOR DOMESTIC OFFICES

                                                                                                  Domestic
                                                                                                  Offices
                                                                                                ------------
                                             Dollar Amounts in Thousands          RCON          Bil Mil Thou
------------------------------------------------------------------------------------------------------------
1.   Customers' liability to this bank on acceptances outstanding. . . . . . .     2155                2,070     1
2.   Bank's liability on acceptances executed and outstanding. . . . . . . . .     2920                2,070     2
3.   Federal funds sold and securities purchased under agreements to resell. .     1350            3,186,756     3
4.   Federal funds purchased and securities sold under agreements
     to repurchase . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2800            2,339,754     4
5.   Other borrowed money. . . . . . . . . . . . . . . . . . . . . . . . . . .     3190            5,872,485     5
     EITHER
6.   Net due from own foreign offices, Edge and Agreement subsidiaries, and
     IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2163                  N/A     6
     OR
7.   Net due to own foreign offices, Edge and Agreement subsidiaries, and
     IBFs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     2941            5,215,407     7
8.   Total assets (excludes net due from foreign offices, Edge and Agreement
     subsidiaries, and IBFs) . . . . . . . . . . . . . . . . . . . . . . . . .     2192           39,131,850     8
9.   Total liabilities (excludes net due to foreign offices, Edge and
     Agreement subsidiaries, and IBFs) . . . . . . . . . . . . . . . . . . . .     3129           30,666,862     9



                                                                                   RCON         Bil Mil Thou
                                                                                   ---------------------------
IN ITEMS 10-17 REPORT THE AMORTIZED (HISTORICAL) COST OF BOTH HELD-TO-MATURITY
AND AVAILABLE-FOR-SALE SECURITIES IN DOMESTIC OFFICES.
10.  U.S. Treasury securities. . . . . . . . . . . . . . . . . . . . . . . . .     1039              309,149     10
11.  U.S. Government agency obligations (exclude mortgage-backed securities) .     1041               64,620     11
12.  Securities issued by states and political subdivisions in the U.S.. . . .     1042              198,132     12
13.  Mortgage-backed securities (MBS):
     a. Pass-through securities:
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA . . . . . . . . . . .     1043            1,026,034     13a.1
        (2) Other pass-through securities. . . . . . . . . . . . . . . . . . .     1044                    0     13a.2
     b. Other mortgage-backed securities (include CMOs, REMICs, and stripped
        MBS):
        (1) Issued or guaranteed by FNMA, FHLMC, or GNMA . . . . . . . . . . .     1209                5,023     13b.1
        (2) All other mortgage-backed securities . . . . . . . . . . . . . . .     1280               17,083     13b.2
14.  Other domestic debt securities (include domestic asset-backed
     securities) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1281              280,471     14
15.  Foreign debt securities (include foreign asset-backed securities) . . . .     1282               72,177     15
16.  Investments in mutual funds and other equity securities with readily
     determinable fair values. . . . . . . . . . . . . . . . . . . . . . . . .     A510               29,028     16
17.  Total amortized (historical) cost of both held-to-maturity and
     available-for-sale securities (sum of items 10 through 16) . . . . . . . .    1374            2,001,717     17
18.  Equity securities that do not have readily determinable fair values . . .     1752              326,653     18

SCHEDULE RC-I--SELECTED ASSETS AND LIABILITIES OF IBFS

TO BE COMPLETED ONLY BY BANKS WITH IBFS AND OTHER "FOREIGN" OFFICES.

                                         Dollar Amounts in Thousands               RCFN                 Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------
 1.  Total IBF assets of the consolidated bank (component of Schedule RC,
     Item 12) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      2133                            0   1
 2.  Total IBF liabilities (component of Schedule RC, item 21). . . . . . . .      2898                            0   2

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-13
Legal Title of Bank

FDIC Certificate Number - 05208                                           23

SCHEDULE RC-K--QUARTERLY AVERAGES(1)

                                     Dollar Amounts in Thousands                   RCFD        Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
ASSETS
 1.  Interest-bearing balances due from depository institutions. . . . . . . .     3381              40,398      1
 2.  U.S. TREASURY SECURITIES AND U.S. GOVERNMENT AGENCY OBLIGATIONS(2)
     (EXCLUDING MORTGAGE-BACKED SECURITIES)  . . . . . . . . . . . . . . . . .     B558             376,828      2
 3.  MORTGAGE-BACKED SECURITIES(2) . . . . . . . . . . . . . . . . . . . . . .     B559           1,013,461      3
 4.  ALL OTHER SECURITIES(2,3)(INCLUDES SECURITIES ISSUED BY STATES AND
     POLITICAL SUBDIVISIONS IN THE U.S . . . . . . . . . . . . . . . . . . . .     B560             571,199      4
 5.  Federal funds sold and securities purchased under agreements to resell. .     3365          11,312,806      5

 6.  Loans:
      a. Loans in domestic offices:                                                RCON
        (1) Total loans  . . . . . . . . . . . . . . . . . . . . . . . . . . .     3360          26,516,962      6.a.1
        (2) Loans secured by real estate . . . . . . . . . . . . . . . . . . .     3385          15,435,758      6.a.2
        (3) Loans to finance agricultural production and other loans to
            farmers. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3386             191,764      6.a.3
        (4) Commercial and industrial loans. . . . . . . . . . . . . . . . . .     3387           4,764,368      6.a.4
        (5) Loans to individuals for household, family, and other personal expenditures:
            (a) CREDIT CARDS . . . . . . . . . . . . . . . . . . . . . . . . .     B561           1,125,278      6.a.5.a
            (b) OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, ALL STUDENT
                LOANS, AND REVOLVING CREDIT CARDS OTHER THAN CREDIT CARDS) . .     B562           1,447,218      6.a.5.b


     b. Total loans in foreign offices, Edge and Agreement subsidiaries,           RCFN
        and IBFs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3360               3,280      6.b

                                                                                   RCFD
 7.  Trading assets. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3401              37,005      7
 8.  Lease financing receivables (net of unearned income). . . . . . . . . . .     3484           2,396,367      8
 9.  Total assets(4) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3368          44,638,314      9
LIABILITIES
10.  Interest-bearing transaction accounts in domestic offices (NOW accounts,
     ATS accounts, and telephone and preauthorized transfer accounts)              RCON
     (exclude demand deposits) . . . . . . . . . . . . . . . . . . . . . . . .     3485             267,841    10
11.  Nontransaction accounts in domestic offices:
     a. SAVINGS DEPOSITS (INCLUDES MMDAs). . . . . . . . . . . . . . . . . . .     B563          16,820,348    11.a
     b. Time deposits of $100,000 or more. . . . . . . . . . . . . . . . . . .     A514             305,933    11.b
     c. Time deposits of less than $100,000. . . . . . . . . . . . . . . . . .     A529           1,929,882    11.c

12.  Interest-bearing deposits in foreign offices, Edge and Agreement              RCFN
     subsidiaries, and IBFs  . . . . . . . . . . . . . . . . . . . . . . . . .     3404           5,974,413    12

13.  Federal funds purchased and securities sold under agreements to               RCFD
     repurchase  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3353           5,975,598    13
14.  Other borrowed money (includes mortgage indebtedness and obligations
     under capitalized leases) . . . . . . . . . . . . . . . . . . . . . . . .     3355           5,801,141    14

------------------
(1) For all items, banks have the option of reporting either (1) an average of DAILY figures for the quarter, or (2) an average of WEEKLY figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

WELLS FARGO BANK MINNESOTA, N.A.
---------------------------------------
Legal Title of Bank                                                   FFIEC  031
                                                                      RC-14
FDIC Certificate Number - 05208
                                                                          24
SCHEDULE RC-L--DERIVATIVES AND OFF-BALANCE SHEET ITEMS

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.


                                                                 Dollar Amounts in Thousands     RCFD     Bil   Mil   Thou
---------------------------------------------------------------------------------------------   --------------------------
1.  Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
       home equity lines.....................................................................    3814          1,029,259    1.a
    b. Credit card lines.....................................................................    3815                  0    1.b
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate..................................    3816             74,678    1.c.1
       (2) Commitments to fund loans not secured by real estate..............................    6550                  0    1.c.2
    d. Securities underwriting...............................................................    3817                  0    1.d
    e. Other unused commitments..............................................................    3818          2,400,541    1.e
2.  Financial standby letters of credit and foreign office guarantees........................    3819             54,089    2.
    a. Amount of financial standby letters of credit conveyed to others         3820       0                                2.a
3.  Performance standby letters of credit and foreign office guarantees......................    3821            241,654    3.
    a. Amount of performance standby letters of credit conveyed to others       3822      73                                3.a
4.  Commercial and similar letters of credit.................................................    3411             51,259    4
5.  To be completed by banks with $100 million or more in total assets:
    Participations in acceptances (as described in the instructions) conveyed to others
    by the reporting bank....................................................................    3428                  0    5
6.  Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank)..........................................    3433          4,588,409    6
7.  Notional amount of credit derivatives:
    a. Credit derivatives on which the reporting bank is the guarantor.......................    A534                  0    7.a
    b. Credit derivatives on which the reporting bank is the beneficiary.....................    A535                  0    7.b
8.  Spot foreign exchange contracts..........................................................    8765             45,838    8
9.  All other off-balance sheet liabilities (exclude derivatives) (itemize and describe each component of this item over 25% of Schedule RC,
    item 28, "Total equity capital").........................................................    3430          7,137,990    9
                  TEXT
    a.      3432: Securities borrowed................................       3432    7,137,990                               9.a
    b.      3434: Commitments to purchase when-issued securities.....       3434            0                               9.b
    c.      3555: ...................................................       3555            0                               9.c
    d.      3556: ...................................................       3556            0                               9.d
    e.      3557: ...................................................       3557            0                               9.
10. All other off-balance sheet assets (exclude derivatives)(itemize and describe
    each component of this item over 25% Schedule RC item 28., "Total equity capital").......    5591                  0    10
                  TEXT
    a.      3435: Commitments to sell when-issued securities.........       3435            0                               10.a
    b.      5592: ...................................................       5592            0                               10.b
    c.      5593: ...................................................       5593            0                               10.c
    d.      5594: ...................................................       5594            0                               10.d
    e.      5595: ...................................................       5595            0                               10.e

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-15
Legal Title of Bank

FDIC Certificate Number - 05208                                           25

SCHEDULE RC-L--CONTINUED

                          Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------------
                                                          (Column A)        (Column B)       (Column C)        (Column D)
                                                        Interest Rate   Foreign Exchange  Equity Derivative   Commodity And
                                                          Contracts        Contracts          Contracts      Other Contracts
                                                        -------------  -----------------  -----------------  -----------------
          Derivatives Position Indicators               Bil Mil Thou   Tril Bil Mil Thou  Tril Bil Mil Thou  Tril Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
 11. Gross amounts (e.g., notional amounts)(for each
     column, sum of items 11.a through 11.e must equal
     sum of items 12 and 13):                             RCFD 8693         RCFD 8694         RCFD 8695          RCFD 8696
     a.   Futures contracts.............................          0                 0                 0                  0    11.a
                                                          RCFD 8697         RCFD 8698         RCFD 8699          RCFD 8700
     b.   Forward contracts.............................          0                 0                 0                  0    11.b
     c.   Exchange-traded option contracts:               RCFD 8701         RCFD 8702         RCFD 8703          RCFD 8704
          (1) Written options...........................          0                 0                 0                  0    11.c.1
                                                          RCFD 8705         RCFD 8706         RCFD 8707          RCFD 8708
          (2) Purchased options.........................          0                 0                 0                  0    11.c.2
     d.   Over-the-counter option contracts:              RCFD 8709         RCFD 8710         RCFD 8711          RCFD 8712
          (1) Written options...........................    338,564                 0                 0             35,538    11.d.1
                                                          RCFD 8713         RCFD 8714         RCFD 8715          RCFD 8716
          (2) Purchased options.........................    275,722                 0                 0             35,195    11.d.2
                                                          RCFD 3450         RCFD 3826         RCFD 8719          RCFD 8720
     e.   Swaps.........................................    885,191                 0                 0             20,414    11.e
                                                          RCFD A126         RCFD A127         RCFD 8723          RCFD 8724
 12. Total gross notional amount of
     derivative contracts held for trading..............  1,499,477                 0                 0             91,147    12
 13. Total gross notional amount of
     derivative contracts held for                        RCFD 8725         RCFD 8726         RCFD 8727          RCFD 8728
     purposes other than trading........................          0                 0                 0                  0    13
     a.   Interest rate swaps where the bank              RCFD A589
          has agreed to pay a fixed rate................          0                                                           13.a

 14. Gross fair values of derivative contracts:
     a. Contracts held for trading:                       RCFD 8733         RCFD 8734         RCFD 8735          RCFD 8736
          (1) Gross positive fair value.................     13,120                 0                 0              9,730    14.a.1
                                                          RCFD 8737         RCFD 8738         RCFD 8739          RCFD 8740
          (2) Gross negative fair value.................      8,921                 0                 0              9,280    14.a.2
     b.   Contracts held for purposes other than
          trading:                                        RCFD 8741         RCFD 8742         RCFD 8743          RCFD 8744
          (1) Gross positive fair value.................          0                 0                 0                  0    14.b.1
                                                          RCFD 8745         RCFD 8746         RCFD 8747          RCFD 8748
          (2) Gross negative fair value.................          0                 0                 0                  0    14.b.2

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-16
Legal Title of Bank

FDIC Certificate Number - 05208                                           26

SCHEDULE RC-M--MEMORANDA

                                                                Dollar Amounts in Thousands  RCFD  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers, directors,
      principal shareholders and their related interests...................................  6164       795    1.a
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals
      or exceeds the lesser of $500,000 or 5 percent of total capital as              NUMBER
      defined for this purpose in agency regulations........................... 6165      0                    1.b
2. INTANGIBLE ASSETS OTHER THAN GOODWILL:
   a. Mortgage Servicing Assets............................................................  3164         0    2.a
      (1) Estimated fair value of mortgage servicing assets ................... A590      0                    2.a.1
   b. Purchased credit card relationships and nonmortgage servicing assets.................  B026         0    2.b
   c. All other identifiable intangible assets.............................................  5507     2,850    2.c
   d. TOTAL (SUM OF ITEMS 2.a, 2.b, AND 2.c) (MUST EQUAL SCHEDULE RC, ITEM 10.b)...........  0426     2,850    2.d
3. Other real estate owned:
   a. Direct and indirect investments in real estate ventures..............................  5372         0    3.a
   b. All other real estate owned:                                                           RCON
      (1) CONSTRUCTION, LAND DEVELOPMENT, AND OTHER LAND IN DOMESTIC OFFICES...............  5508         0    3.b.1
      (2) Farmland in domestic offices.....................................................  5509       274    3.b.2
      (3) 1-4 family residential properties in domestic offices............................  5510     3,551    3.b.3
      (4) Multifamily (5 or more) residential properties in domestic offices...............  5511         0    3.b.4
      (5) Nonfarm nonresidential properties in domestic offices............................  5512         0    3.b.5
                                                                                             RCFN
      (6) In foreign offices...............................................................  5513         0    3.b.6
                                                                                             RCFD
   c. Total (sum of items 3.a and 3.b) (must be equal Schedule RC, item 7).................  2150     3,825    3.c
4. Investments in unconsolidated subsidiaries and associated companies:
   a. Direct and indirect investments in real estate ventures..............................  5374         0    4.a
   b. All other investments in unconsolidated subsidiaries and associated companies........  5375         0    4.b
   c. Total (sum of items 4.a and 4.b) (must equal Schedule RC, item 8)....................  2130         0    4.c
5. OTHER BORROWED MONEY:
   a. FEDERAL HOME LOAN BANK ADVANCES:
      (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS....................................  2651 4,778,000    5.a.1
      (2) WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS..............  B565   200,000    5.a.2
      (3) WITH A REMAINING MATURITY OF MORE THAN THREE YEARS...............................  B566   500,000    5.a.3
   b. OTHER BORROWINGS:
      (1) WITH A REMAINING MATURITY OF ONE YEAR OR LESS....................................  B571   238,019    5.b.1
      (2) WITH A REMAINING MATURITY OF MORE THAN ONE YEAR THROUGH THREE YEARS..............  B567    75,433    5.b.2
      (3) WITH A REMAINING MATURITY OF MORE THAN THREE YEARS...............................  B568    81,033    5.b.3
   c. TOTAL (SUM OF ITEMS 5.a.(1) THROUGH 5.b.(3) MUST EQUAL SCHEDULE RC, ITEM 16).........  3190 5,872,485    5.c

                                                                                                   YES/NO
                                                                                                  ---------
6. DOES THE REPORTING BANK SELL PRIVATE LIABLE OR THIRD PARTY MUTUAL FUNDS AND ANNUITIES?..  B569    YES       6

                                                                                             RCFD  Bil Mil Thou
                                                                                             ------------------
7. ASSETS UNDER THE REPORTING BANK'S MANAGEMENT IN PROPRIETARY MUTUAL FUNDS AND
   ANNUITIES?..............................................................................  B570         0    7

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
---------------------------------------                               RC-17
Legal Title of Bank:
                                                                          27
FDIC Certificate Number - 05208

SCHEDULE RC-N--PAST DUE AND NONACCRUAL LOANS, LEASES, AND OTHER ASSETS

                                                             (Column A)              (Column B)             (Column C)
                                                             Past due                Past due 90            Nonaccrual
                                                           30 through 89            days or more
                                                           days and still             and still
                                                              accruing                accruing
                                                          ------------------     ------------------     ------------------
                             Dollar Amounts in Thousands  RCON  Bil Mil Thou     RCON  Bil Mil Thou     RCON  Bil Mil Thou
--------------------------------------------------------  ----  ------------     ----  ------------     ----  ------------
1. Loans secured by real estate:
   a. CONSTRUCTION, LAND DEVELOPMENT, AND OTHER
      LAND LOANS IN DOMESTIC OFFICES....................  2759         9,034     2769         2,572     3492           808   1.a
   b. Secured by farmland in domestic offices...........  3493         3,479     3494           479     3495         4,243   1.b
   c. Secured by 1-4 family residential properties
      in domestic offices:
      (1) Revolving, open-end loans secured by 1-4
          family residential properties and extended
          under lines of credit.........................  5398         1,336     5399           153     5400             0   1.c.1
      (2) Closed-end loans secured by 1-4 family
          residential properties........................  5401        19,096     5402         2,841     5403         7,491   1.c.2
   d. Secured by multifamily (5 or more) residential
      properties in domestic offices....................  3499         3,684     3500             0     3501           217   1.d
   e. Secured by nonfarm nonresidential properties
      in domestic offices...............................  3502        15,251     3503         2,420     3504        12,842   1.e
                                                          RCFN                   RCFN                   RCFN
   f. IN FOREIGN OFFICES................................  B572             0     B573             0     B574             0   1.f

2. Loans to depository institutions and acceptances of
   other banks:
   a. To U.S. banks and other U.S. depository             RCFD                   RCFD                   RCFD
      institutions......................................  5377             0     5378             0     5379             0   2.a
   b. To foreign banks..................................  5380             0     5381             0     5382             0   2.b
3. Loans to finance agricultural production and other
   loans to farmers.....................................  1594        13,055     1597         1,423     1583         2,837   3
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile).....................  1251        70,864     1252         7,047     1253        59,072   4.a
   b. To non-U.S. addressees (domicile).................  1254             0     1255             0     1256             0   4.b
5. Loans to individuals for household, family, and other
   personal expenditures:
   a. CREDIT CARDS......................................  B575        18,308     B576        15,006     B577             0   5.a
   b. OTHER (INCLUDES SINGLE PAYMENT, INSTALLMENT, AND
      ALL STUDENT LOANS, AND REVOLVING CREDIT PLANS
      OTHER THAN CREDIT CARDS)..........................  B578        19,431     B579        13,289     B580           312   5.b
6. Loans to foreign governments and official
   institutions.........................................  5389             0     5390             0     5391             0   6
7. All other loans......................................  5459        10,088     5460           373     5461             0   7
8. Lease financing receivables:
   a. Of U.S. addressees (domicile).....................  1257             0     1258             0     1259       115,349   8.a
   b. Of non-U.S. addressees (domicile).................  1271             0     1272             0     1791             0   8.b
9. Debt securities and other assets (exclude other real
   estate owned and other repossessed assets)...........  3505             0     3506             0     3507             0   9

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RI-18
Legal Title of Bank

FDIC Certificate Number - 05208                                           28

SCHEDULE RC-N--CONTINUED

Amounts reported in Schedule RC-N, items 1 through 8, above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 through 8.

                                                              (Column A)             (Column B)             (Column C)
                                                             Past due 30            Past due 90             Nonaccrual
                                                             through 89             days or more
                                                            days and still           and still
                                                               accruing               accruing
                                                          ------------------     ------------------     ------------------
               Dollar Amounts in Thousands                RCFD  Bil Mil Thou     RCFD  Bil Mil Thou     RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
10. Loans and leases reported in items 1 through 8 above
    which are wholly or partially guaranteed by the U.S.
    Government..........................................  5612         7,933     5613      9,974        5614           127   10
    a.   Guaranteed portion of loans and leases
         included in item 10 above.....................   5615         7,813     5616      9,950        5617            86   10.a



                                                          (Column A)          (Column B)        (Column C)
                                                         Past due 30         Past due 90        Nonaccrual
                                                         through 89          days or more
                                                        days and still        and still
                                                           accruing            accruing
MEMORANDA                                             ------------------  -----------------  -----------------
               Dollar Amounts In Thousands            RCFD  Bil Mil Thou  RCFD Bil Mil Thou  RCFD Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
 1. Restructured loans and leases included in
    Schedule RC-N, items 1 through 8, above (and
    not reported in Schedule RC-C, part I,
    Memorandum item 1)................................ 1658         0       1659         0     1661         0     M.1
 2. Loans to finance commercial real estate,
    construction, and land development activities
    (not secured by real estate) included in Schedule
    RC-N, items 4 and 7, above........................ 6558         0       6559         0     6560         0     M.2
 3. Loans secured by real estate, to non-U.S.
    addresses (domicile) (included in Schedule
    RC-N, item 1, above).............................. 1248         0       1249         0     1250         0     M.3
 4. Not applicable

                                                          (Column A)            (Column B)
                                                          Past due 30           Past due 90
                                                        through 89 days         days or more
                                                      ------------------     -------------------
                                                      RCON  Bil Mil Thou     RCON   Bil Mil Thou
                                                      ------------------     -------------------
 5. Interest rate, foreign exchange rate, and other
    commodity and equity contracts:
    FAIR VALUE OF AMOUNTS CARRIED AS ASSETS........... 3529            0      3530             0     M.5

-----------------------------------------------------------------------------------------------------------------------------
Person to whom questions about the Reports of Condition and Income should be directed:

Karen B. Martin, Manager - Regulatory Reporting
-------------------------------------------------------------------------------------------------------------
Name and Title (TEXT 8901)

karen.b.martin@wellsfargo.com
-------------------------------------------------------------------------------------------------------------
E-mail Address (TEXT 4086)

(612) 667-3975                                             (612)667-3659
-------------------------------------------------------    --------------------------------------------------
Telephone: Area code/phone number/extension (TEXT 8902)    (FAX: Area code/phone number/extension (TEXT 9116)

-----------------------------------------------------------------------------------------------------------------------------

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RI-19
Legal Title of Bank

FDIC Certificate Number - 05208                                           29

SCHEDULE RC-O--OTHER DATA FOR DEPOSIT INSURANCE AND FICO ASSESSMENTS

                                                               Dollar Amounts in Thousands  RCON  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits...............................................  0030          0    1.a
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits............................  0031        N/A    1.b.1
       (2) Actual amount of unposted debits to time and savings deposits(1)...............  0032        N/A    1.b.2
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits..............................................  3510          0    2.a
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits...........................  3512        N/A    2.b.1
       (2) Actual amount of unposted credits to time and savings deposits(1)..............  3514        N/A    2.b.2
 3. Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits in domestic offices)................................................  3520          0    3
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in
    Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries.......................................  2211     41,422    4.a
    b. Time and savings deposits(1) of consolidated subsidiaries..........................  2351          0    4.b
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries...............  5514          0    4.c
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II............  2229          0    5.a
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E, Part
       II)................................................................................  2383          0    5.b
    c. Interest accrued and unpaid on deposits in insured branches
       (included in Schedule RC-G, item 1.b)..............................................  5515          0    5.c
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Amount reflected in demand deposits (included in Schedule RC-E, Part I, item 7
       or column B).......................................................................  2314          0    6.a
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E, Part
       I, item 7, column A or C, but not column B)...................................  2315          0    6.b
 7. Unamortized premiums and discounts on time and savings deposits:(1), (2)
    a. Unamortized premiums...............................................................  5516          0    7.a
    b. Unamortized discounts..............................................................  5517          0    7.b
 8. TO BE COMPLETED BY BANKS WITH "OAKAR DEPOSITS."
    a. Deposits purchased or acquired from other FDIC-insured institutions during the quarter (exclude deposits purchased or acquired from foreign offices other than insured branches in Puerto Rico and U.S. territories and possessions):
       (1) Total deposits purchased or acquired from other FDIC-insured institutions
           during the quarter.............................................................  A531          0    8.a.1
       (2) Amount of purchased or acquired deposits reported in item 8.a.(1) above attributable to a secondary fund (i.e., BIF members report deposits
           attributable to SAIF; SAIF members report deposits attributable to BIF).......   A532          0    8.a.2
     b. Total deposits sold or transferred to other FDIC-insured institutions during the quarter (exclude sales or transfers by the reporting bank of deposits in foreign offices other than insured branches in Puerto Rico and U.S. territories
        and possessions)..................................................................  A533          0    8.b


---------------

(1) For FDIC and FICO insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

(2) Exclude core deposit intangibles.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-20
Legal Title of Bank

FDIC Certificate Number - 05208                                           30



SCHEDULE RC-O--CONTINUED

                                                                         Dollar Amounts in Thousands   RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
9.  Deposits in lifeline accounts....................................................................  5596               9
10. Benefit-responsive "Depository Institution Investment Contracts" (included in total deposits
    in domestic offices).............................................................................  8432        0      10
11. Adjustments to demand deposits in domestic offices and in insured branches in Puerto Rico and
    U.S. territories and possessions reported in Schedule RC-E for certain reciprocal demand balances:
    a. Amount by which demand deposits would be reduced if the reporting bank's reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico and U.S. territories and possessions that were reported on a gross
       basis in Schedule RC-E had been reported on a net basis.......................................  8785        0      11.a
    b. Amount by which demand deposits would be increased if the reporting bank's reciprocal demand balances with foreign banks and foreign offices of other U.S. banks (other than insured branches in Puerto Rico and U.S. territories and possessions) that were reported on
       a net basis in Schedule RC-E had been reported on a gross basis...............................  A181        0      11.b
    c. Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of the reporting bank's net reciprocal demand balances with the domestic offices of U.S. banks and savings associations and insured branches in Puerto Rico
       and U.S. territories and possessions in Schedule RC-E.........................................  A182        0      11.c
12. Amount of assets netted against deposit liabilities in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions on the balance sheet (Schedule RC) in accordance with generally accepted accounting principles (exclude amounts related to reciprocal demand balances):
    a. Amount of assets netted against demand deposits...............................................  A527        0      12.a
    b. Amount of assets netted against time and savings deposits.....................................  A528        0      12.b

MEMORANDA (TO BE COMPLETED EACH QUARTER EXCEPT AS NOTED)

                                                          Dollar Amounts in Thousands      RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank:
    (sum of Memorandum items 1.a.(1) and 1.b.(1) must equal Schedule RC, item 13.a):
    a. Deposit accounts of $100,000 or less:
       (1) Amount of deposit accounts of $100,000 or less..............................  2702    8,511,523   M.1.a 1
                                                                               NUMBER
       (2) Number of deposit accounts of $100,000 or less (TO BE COMPLETED FOR
           THE JUNE REPORT ONLY)....................................... 3779  1,945,518                      M.1.a 2
    b. Deposit accounts of more than $100,000:
       (1) Amount of deposit accounts of more than $100,000............................  2710   13,242,460   M.1.b 1
                                                                               NUMBER
       (2) Number of deposit accounts of more than $100,000............ 2722   13,853                        M.1.b 2
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a. An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1)
       above.
                                                                                         RCON     YES/NO
                                                                                         ----     ------
       Indicate in the appropriate box at right whether your bank has a method or procedure for determining a better estimate of uninsured deposits than the
       estimate described above........................................................  6861        NO           M.2.a
    b. If the box marked YES has been checked, report the estimate of uninsured                 Bil Mil Thou
       deposits determined by using your bank's method or procedure....................  5597              0      M.2.b
3.  Has the reporting institution been consolidated with a parent bank or savings association in that parent bank's or parent savings association's Call Report or Thrift Financial Report?
    If so, report the legal title and FDIC Certificate Number of the parent bank or parent savings association:

                                                                                         RCON   FDIC Cert No.
            TEXT                                                                         ----   -------------
    A545...............................................................................  A545             N/A     M.3

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-21
Legal Title of Bank

FDIC Certificate Number - 05208                                            31

SCHEDULE RC-R--REGULATORY CAPITAL


                                                       Dollar Amounts in Thousands    RCFD            Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
TIER 1 CAPITAL
1.  Total equity capital (from Schedule RC, item 28)............................      3210            3,249,581         1
2.  LESS: Net unrealized gains (losses) on available-for-sale securities(1)
     (if a gain, report as a positive value; if a loss, report as a negative
     value).....................................................................      8434               36,069         2
3.  LESS: Net unrealized loss on available-for-sale EQUITY securities(1)
     (report loss as a positive value)..........................................      A221                2,249         3
4.  LESS: Accumulated net gains (losses) on cash flow hedges(1) (if a gain,
     report as a positive value; if a loss, report as a negative value..........      4336                    0         4
5.  LESS: Nonqualifying perpetual preferred stock...............................      B588                    0         5
6.  Qualifying minority interests in consolidated subsidiaries..................      B589                    0         6
7.  LESS: Disallowed goodwill and other disallowed intangible assets............      B590               14,086         7
8.  LESS: Disallowed servicing assets and purchased credit card
     relationships..............................................................      B591                    0         8
9.  LESS: Disallowed deferred tax assets........................................      5610                    0         9
10. Other additions to (deductions from) Tier 1 capital.........................      B592                    0         10
11. Tier 1 capital (sum of items 1, 6, and 10, less items 2, 3, 4, 5, 7,
     8, and 9)..................................................................      8274            3,066,177         11

TIER 2 CAPITAL
12. Qualifying subordinated debt and redeemable preferred stock.................      5306                    0         12
13. Cumulative perpetual preferred stock includible in Tier 2 capital...........      B593                    0         13
14. Allowance for loan and lease losses includible in Tier 2 capital............      5310              277,506         14
15. Unrealized gains on available-for-sale equity securities includible
     in Tier 2 capital..........................................................      2221                    0         15
16. Other Tier 2 capital components.............................................      B594                    0         16
17. Tier 2 capital (sum of items 12 through 16).................................      5311              277,506         17
18. Allowable Tier 2 capital (lesser of item 11 or 17)..........................      8275              277,506         18

19. Tier 3 capital allocated for market risk....................................      1395                    0         19
20. LESS: Deductions for total risk-based capital...............................      B595                    0         20
21. Total risk-based capital (sum of items 11, 18, and 19, less item 20)........      3792            3,343,683         21

TOTAL ASSETS FOR LEVERAGE RATIO
22. Average total assets (from Schedule RC-K, item 9)...........................      3368           44,638,314         22
23. LESS: Disallowed goodwill and other disallowed intangible assets
     (from item 7 above)........................................................      B590              145,086         23
24. LESS: Disallowed servicing assets and purchased credit card
     relationships (from item 8 above)..........................................      B591                    0         24
25. LESS: Disallowed deferred tax assets (from item 9 above)....................      5610                    0         25
26. LESS: Other deductions from assets for leverage capital purposes............      B596                    0         26
27. Average total assets for leverage capital purposes
     (item 22 less items 23 through 26).........................................      A224           44,493,228         27

ADJUSTMENTS FOR FINANCIAL SUBSIDIARIES
28. Adjustment to total risk-based capital reported in item 21..................      B503                    0         28
29. Adjustment to risk-weighted assets in item 62...............................      B504                    0         29
30. Adjustment to average total assets reported in item 27......................      B505                    0         30

CAPITAL RATIOS
(Column B is to be completed by all banks. Column A is to be completed by all banks with financial subsidiaries)

                                                                                (Column A)           (Column B)
                                                                              RCFD  Percentage     RCFD  Percentage
                                                                              ----------------     ----------------
31. Tier 1 leverage ratio(2)..........................................        7273         N/A     7204        6.89%    31
32. Tier 1 risk-based capital ratio(3)................................        7274         N/A     7206       11.89%    32
33. Total risk-based capital ratio(4).................................        7275         N/A     7205       12.97%    33

---------------
(1) Report amount included in Schedule RC, item 26.b, "Accumulated other comprehensive income."
(2) The ratio for column B is item 11 divided by item 27. The ratio for column A is item 11 minus one half of item 28 divided by (item 27).
(3) The ratio for column B is item 11 divided by item 62. The ratio for column A is item 11 minus one half of item 28 divided by (item 62).
(4) The ratio for column B is item 21 divided by item 62. The ratio for column A is item 21 minus item 28 divided by (item 62 minus item

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-22
Legal Title of Bank

FDIC Certificate Number - 05208                                            32

SCHEDULE RC-R--CONTINUED

Banks are not required to risk-weight each on-balance sheet asset and the credit equivalent amount of each off-balance sheet item that qualifies for a risk weight of less than 100 percent (50 percent for derivatives) at its lower risk rate. When completing items 34 through 54 of Schedule RC-R, each bank should decide for itself how detailed a risk-weight analysis it wishes to perform. In other words, a bank can choose from among its assets and off-balance sheet items that have a risk weight of less than 100 percent which ones to risk-weight at an appropriate lower risk, or it can simply risk weight some or all of these items at a 100 percent risk weight (50 percent for derivatives).

                                           (Column A)     (Column B)     (Column C)     (Column D)     (Column E)     (Column F)
                                                                        ---------------------------------------------------------
                                             Totals       Items Not                Allocation by Risk Weight Category
                                             (from        Subject to    ---------------------------------------------------------
BALANCE SHEET ASSET CATEGORIES            Schedule RC)  Risk-Weighting       0%            20%            50%            100%
                                          ------------  --------------  ------------   ------------   ------------   ------------
             Dollar Amounts in Thousands  Bil Mil Thou   Bil Mil Thou   Bil Mil Thou   Bil Mil Thou   Bil Mil Thou   Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
34. Cash and balances due from
    depository institutions (Column A
    equals the sum of Schedule RC,        RCFD 0010                     RCFD B600      RCFD B601                     RCFD B602
    items 1.a and 1.b).................... 1,551,755                       210,173      1,341,582                             0   34
                                          RCFD 1754     RCFD B603       RCFD B604      RCFD B605      RCFD B606      RCFD B607
35. Held-to-maturity securities...........         0             0               0              0              0              0   35
                                          RCFD 1773     RCFD B608       RCFD B609      RCFD B610      RCFD B611      RCFD B612
36. Available-for-sale securities......... 2,060,059        58,342         686,819        810,423         91,064        413,411   36
37. Federal funds sold and securities
    purchased under agreements to         RCFD 1350                     RCFD B613      RCFD B614                     RCFD B616
    resell................................ 3,186,756                             0      3,186,756                             0   37
                                          RCFD 5369     RCFD B617       RCFD B618      RCFD B619      RCFD B620      RCFD B621
38. Loans and leases held for sale........12,405,215             0               0        370,000     12,035,215              0   38
39. Loans and leases, net of unearned     RCFD B528     RCFD B622       RCFD B623      RCFD B624      RCFD B625      RCFD B626
    income(1).............................18,568,274             0               0      2,882,418      1,424,988     14,260,868   39
40. LESS: Allowance for loan and lease    RCFD 3123     RCFD 3123
    losses................................   277,506       277,506                                                                40
                                          RCFD 3545     RCFD B627       RCFD B628      RCFD B629      RCFD B630      RCFD B631
41. Trading assets........................    31,782        28,286               0          3,496              0              0   41
                                          RCFD B639     RCFD B640       RCFD B641      RCFD B642      RCFD B643      RCFD 5339
42. All other assets(2)................... 1,626,835       145,086          52,314        273,900              0      1,155,535   42
43. Total assets (sum of items 34         RCFD 2170     RCFD B644       RCFD 5320      RCFD 5327      RCFD 5334      RCFD 5340
    through 42)...........................39,153,170       (45,792)        949,306      8,868,575     13,551,267     15,829,814   43

---------------
(1)  Include any allocated transfer risk reserve in column B.

(2) Includes premises and fixed assets, other real estate owned, investments in unconsolidated subsidiaries and associated companies, customers' liability on acceptances outstanding, intangible assets, and other assets.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-23
Legal Title of Bank

FDIC Certificate Number - 05208                                           33

SCHEDULE RC-R--CONTINUED

                                                  (Column A)                (Column B)
                                                  Face Value                  Credit
                                                  or Notional               Equivalent
                                                    Amount       Credit      Amount(1)
                                                 ------------  Conversion  ------------
             Dollar Amounts in Thousands         Bil Mil Thou    Factor    Bil Mil Thou
---------------------------------------------    ------------  ----------  ------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS            RCFD 3819                 RCFD B645
44. Financial standby letters of credit......         54,089       1.00         54,089
45. Performance standby letters of                 RCFD 3821                 RCFD B650
    credit...................................        241,654        .50        120,827
46. Commercial and similar letters                 RCFD 3411                 RCFD B655
    of credit................................         51,259        .20         10,252
47. Risk participation in bankers
    acceptances acquired by the                    RCFD 3429                 RCFD B660
    reporting institution....................              0       1.00              0
                                                   RCFD 3433                 RCFD B664
48. Securities lent..........................      4,588,409       1.00      4,588,409
49. Retained recourse on small business            RCFD A250                 RCFD B669
    obligations sold with recourse...........              0       1.00              0
50. Retained recourse on financial assets          RCFD 1727     *Below      RCFD 2243
    sold with low-level recourse.............              0       12.5              0
51. All other financial assets sold with           RCFD B675                 RCFD B676
    recourse.................................              0       1.00              0
52. All other off-balance sheet                    RCFD B681                 RCFD B682
    liabilities..............................              0       1.00              0
53. Unused commitments with an original            RCFD 3833                 RCFD B687
    maturity exceeding one year..............      1,085,334        .50        542,667
                                                                             RCFD A167
54. Derivative contracts.....................                                   36,014


                                                  (Column C)    (Column D)    (Column E)    (Column F)
                                                           Allocation by Risk Weight Category
                                                 ------------------------------------------------------
                                                       0%           20%           50%           100%
                                                 ------------  ------------  ------------  ------------
             Dollar Amounts in Thousands         Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou
---------------------------------------------    ------------  ------------  ------------  ------------
DERIVATIVES AND OFF-BALANCE SHEET ITEMS            RCFD B646     RCFD B647     RCFD B648     RCFD B649
44. Financial standby letters of credit......              0             0             0        54,089   44
45. Performance standby letters of                 RCFD B651     RCFD B652     RCFD B653     RCFD B654
    credit...................................              0             0             0       120,827   45
46. Commercial and similar letters                 RCFD B656     RCFD B657     RCFD B658     RCFD B659
    of credit................................              0             0             0        10,252   46
47. Risk participation in bankers
    acceptances acquired by the                    RCFD B661     RCFD B662                   RCFD B663
    reporting institution....................              0             0                           0   47
                                                   RCFD B665     RCFD B666     RCFD B667     RCFD B668
48. Securities lent..........................              0     4,588,409             0             0   48
49. Retained recourse on small business            RCFD B670     RCFD B671     RCFD B672     RCFD B673
    obligations sold with recourse...........              0             0             0             0   49
50. Retained recourse on financial assets                                                    RCFD B674
    sold with low-level recourse.............                                                        0   50
51. All other financial assets sold with           RCFD B677     RCFD B678     RCFD B679     RCFD B680
    recourse.................................              0             0             0             0   51
52. All other off-balance sheet                    RCFD B683     RCFD B684     RCFD B685     RCFD B686
    liabilities..............................              0             0             0             0   52
53. Unused commitments with an original            RCFD B688     RCFD B689     RCFD B690     RCFD B691
    maturity exceeding one year..............              0             0       514,630        28,038   53
                                                   RCFD B693     RCFD B694     RCFD B695
54. Derivative contracts.....................              0         9,676        26,338                 54

-----------------
* Or institution-specific factor.
(1) Column A multiplied by credit conversion factor.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-24
Legal Title of Bank

FDIC Certificate Number - 05208                                           34

SCHEDULE RC-R--CONTINUED

                                                              (Column C)     (Column D)     (Column E)     (Column F)
                                                             ------------   ------------   ------------   ------------
                                                                         Allocation by Risk Weight Category
                                                             ---------------------------------------------------------
                                                                  0%            20%             50%           100%
                                                             ------------   ------------   ------------   ------------
                        Dollar Amounts in Thousands          Bil Mil Thou   Bil Mil Thou   Bil Mil Thou   Bil Mil Thou
----------------------------------------------------------------------------------------------------------------------
TOTALS
55. Total assets, derivatives, and off-balance sheet
    items by risk weight category (for each column,            RCFD B696      RCFD B697      RCFD B698       RCFD B699
    sum of items 43 through 54).........................         949,306      13,466,660     14,092,235     16,043,020     55
56. Risk weight factor..................................           *0%           *20%            *50%          *100%       56

57. Risk-weighted assets by risk weight category (for          RCFD B700      RCFD B701      RCFD B702       RCFD B703
    each column, item 55 multiplied by item 56).........               0       2,693,332      7,046,118      16,043,020    57
                                                                                                             RCFD 1651
58. Market risk equivalent assets.......................                                                              0    58
59. Risk-weighted assets before deductions for excess
    allowance for loan and leases losses and allocated
    transfer risk reserve (sum of item 57, columns C                                                         RCFD B704
    through F, and item 58).............................                                                     25,782,470    59
                                                                                                             RCFD A222
60. LESS: Excess allowance for loan and lease losses....                                                              0    60
                                                                                                             RCFD 3128
61. LESS: Allocated transfer risk reserve...............                                                              0    61
62. Total risk-weighted assets (item 59 minus items 6                                                        RCFD A223
    and 61).............................................                                                     25,782,470    62

Memoranda
                                                                                 Dollar Amounts in Thousands  RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all derivative contracts covered by the risk-based capital standards......  8764    22,850     M.1

                                                                           With a remaining maturity of
                                                   ------------------------------------------------------------------------------
                                                           (Column A)                 (Column B)                (Column C)
                                                            One Year                 Over one year                  Over
                                                             or less                    through                  Five years
                                                                                       five years
2. Notional principal amounts of derivative        ------------------------------------------------------------------------------
   contracts:(1)                                   RCFD  Tril Bil Mil Thou   RCFD   Tril Bil Mil Thou   RCFD  Tril Bil Mil Thou
                                                   ------------------------------------------------------------------------------
   a. Interest rate contracts.................     3809        257,322       8766         628,811       8767       274,780   M.2.a
   b. Foreign exchange contracts..............     3812              0       8769               0       8770             0   M.2.b
   c. Gold contracts..........................     8771              0       8772               0       8773             0   M.2.c
   d. Other precious metals contracts.........     8774              0       8775               0       8776             0   M.2.d
   e. Other commodity contracts...............     8777         38,752       8778          16,857       8779             0   M.2.e
   f. Equity derivative contracts.............     A000              0       A001               0       A002             0   M.2.f

----------

(1) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-25
Legal Title of Bank

FDIC Certificate Number - 05208                                           35

SCHEDULE RC-S--SECURITIZATION AND ASSET SALE ACTIVITIES

ALL OF SCHEDULE RC-S IS TO BE COMPLETED BEGINNING JUNE 30, 2001.

                                (Column A)    (Column B)    (Column C)                  (Column E)     (Column F)     (Column G)
                                1-4 Family       Home         Credit      (Column D)       Other       Commercial     All Other
                               Residential      Equity         Card          Auto        Consumer    and Industrial   Loans and
                                   Loans         Loans      Receivables      Loans          Loans         Loans       All Leases
                               ------------  ------------  ------------  ------------  ------------  --------------  ------------
  Dollar Amounts in Thousands  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou   Bil Mil Thou   Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
BANK SECURITIZATION ACTIVITIES
 1. Outstanding principal
    balance of assets sold and
    securitized by the
    reporting bank with
    servicing retained or with
    recourse or other
    seller-provided credit      RCFD B705     RCFD B706     RCFD B707     RCFD B708     RCFD B709      RCFD B710      RCFD B711
    enhancements ...............        0             0             0             0             0              0              0  1
 2. Maximum amount of credit
    exposure arising from
    recourse or other
    seller-provided credit
    enhancements provided to
    structures reported in
    item 1 in the form of:
    a. Retained interest-only
       strips (included in
       Schedules RC-B or RC-F
       or in Schedule RC,       RCFD B712     RCFD B713     RCFD B714     RCFD B715     RCFD B716      RCFD B717      RCFD B718
       item 5) .................        0             0             0             0             0              0              0  2.a
    b. Standby letters of
       credit, subordinated
       securities, and other    RCFD B719     RCFD B720     RCFD B721     RCFD B722     RCFD B723      RCFD B724      RCFD B725
       enhancements ............        0             0             0             0             0              0              0  2.b
 3. Reporting bank's unused
    commitments to provide
    liquidity to structures     RCFD B726     RCFD B727     RCFD B728     RCFD B729     RCFD B730      RCFD B731      RCFD B732
    reported in item 1 .........        0             0             0             0             0              0              0  3
 4. Past due loan amounts
    included in item 1:         RCFD B733     RCFD B734     RCFD B735     RCFD B736     RCFD B737      RCFD B738      RCFD B739
    a. 30-89 days past due .....        0             0             0             0             0              0              0  4.a

    b. 90 days or more past     RCFD B740     RCFD B741     RCFD B742     RCFD B743     RCFD B744      RCFD B745      RCFD B746
       due .....................        0             0             0             0             0              0              0  4.b
 5. Charge-offs and recoveries
    on assets sold and
    securitized with servicing
    retained or with recourse
    or other seller-provided
    credit enhancements
    (calendar year-to-date):    RIAD B747     RIAD B748     RIAD B749     RIAD B750     RIAD B751      RIAD B752      RIAD B753
    a. Charge-offs .............        0             0             0             0             0              0              0  5.a
                                RIAD B754     RIAD B755     RIAD B756     RIAD B757     RIAD B758      RIAD B759      RIAD B760
    b. Recoveries ..............        0             0             0             0             0              0              0  5.b

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-26
Legal Title of Bank

FDIC Certificate Number - 05208                                           36

SCHEDULE RC-S--CONTINUED

                                        (Column A)   (Column B)    (Column C)  (Column D)   (Column E)   (Column F)   (Column G)
                                                                                                         Commercial
                                        1-4 Family      Home         Credit                    Other        and       All Other
                                        Residential    Equity        Card        Auto        Consumer    Industrial  Loans and
                                           Loans       Loans     Receivables     Loans         Loans       Loans      All Leases
                                       ------------ ------------ ------------ ------------ ------------ ------------ ------------
         Dollar Amounts in Thousands   Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
6.  Amount of ownership (or seller's)
    interest carried as:
    a. Securities (included in RC-B                 RCFD B761    RCFD B762                              RCFD B763
       or RC, item 5).................                      0            0                                      0                6.a
    b. Loans (included in Schedule                  RCFD B500    RCFD B501                              RCFD B502
       RC-C)..........................                      0            0                                      0                6.b
7.  Past due loan amounts included
    in interests reported in item
    6.a:                                            RCFD B764    RCFD B765                              RCFD B766
    a. 30-89 days past due............                      0            0                                      0                7.a
                                                    RCFD B767    RCFD B768                              RCFD B769
    b. 90 days or more past due.......                      0            0                                      0                7.b
8.  Charge-offs and recoveries on
    loan amounts included in
    interest reported in item 6.a
    (calendar year-to-date):                        RIAD B770    RIAD B771                              RIAD B772
    a. Charge-offs....................                      0            0                                      0                8.a
                                                    RIAD B773    RIAD B774                              RIAD B775
    b. Recoveries.....................                      0            0                                      0                8.b

FOR SECURITIZATION FACILITIES
SPONSORED BY OR OTHERWISE
ESTABLISHED BY OTHER INSTITUTIONS
9.  Maximum amount of credit exposure
    arising from credit enhancements
    provided by the reporting bank to
    other institutions' securitization
    structures in the form of standby
    letters of credit, purchased
    subordinated securities, and other  RCFD B776   RCFD B777    RCFD B778    RCFD B779    RCFD B780    RCFD B781    RCFD B782
    enhancements......................          0           0            0            0            0            0            0   9
10. Reporting bank's unused
    commitments to provide liquidity
    to other institutions'              RCFD B783   RCFD B784    RCFD B785    RCFD B786    RCFD B787    RCFD B788    RCFD B789
    securitization structures.........          0           0            0            0            0            0            0   10

WELLS FARGO BANK MINNESOTA, N.A.                                      FFIEC  031
----------------------------------------                              RC-27
Legal Title of Bank

FDIC Certificate Number - 05208                                           37

SCHEDULE RC-R--CONTINUED


                                 (Column A)   (Column B)     (Column C)    (Column D)    (Column E)     (Column F)    (Column F)
                                 1-4 Family      Home          Credit         Auto         Other        Commercial    All Other
                                 Residential    Equity          Card         Loans        Consumer    and Industrial  Loans and
                                   Loans         Loans      Receivables                     Loans         Loans       All Leases
                                ------------  ------------  ------------  ------------  ------------  -------------- ------------
    Dollar Amounts in Thousands Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou  Bil Mil Thou   Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------------
BANK ASSET SALES
11. Assets sold with recourse
    or other seller-provided
    credit enhancements and
    not securitized by the         RCFD B790     RCFD B791     RCFD B792     RCFD B793     RCFD B794     RCFD B795      RCFD B796
    reporting bank .............           0             0             0             0             0             0              0 11

12. Maximum amount of credit
    exposure arising from
    recourse or other seller-
    provided credit enhance-
    ments provided to assets       RCFD B797     RCFD B798     RCFD B799     RCFD B800     RCFD B801     RCFD B802      RCFD B803
    reported in item 11. .......           0             0             0             0             0             0              0 12

MEMORANDUM ITEMS 1, 2, AND 3 ARE TO BE COMPLETED BEGINNING JUNE 30, 2001.



Memoranda


                                                                        Dollar Amounts in Thousands     RCFD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1.  Small Business obligations transferred with recourse under Section 208 of the Riegle Community Development and Regulatory Improvement Act of 1994:
    a.  Outstanding Principal balance.................................................................  A249             0  M.1.a
    b.  Amount of retained recourse on these obligations as of the report date........................  A250             0  M.1.b
2.  Outstanding principal balance of assets serviced for others:
    a.  1-4 family residential mortgages serviced with recourse or other
        servicer-provided credit enhancements.........................................................  B804             0  M.2.a
    b.  1-4 family residential mortgages serviced with no recourse or other
        servicer-provided credit enhancements.........................................................  B805           326  M.2.b
    c.  Other financial assets(1).....................................................................  A591       123,223  M.2.c
3.  Asset-backed commercial paper conduits:
    a.  Maximum amount of credit exposure arising from credit enhancements provided to conduit structures in the form of standby let credit, subordinated securities, and other enhancements.
        (1) Conduits sponsored by the bank, a bank affiliate, or the bank's
            holding company...........................................................................  B806             0  M.3.a.1
        (2) Conduits sponsored by other unrelated institutions........................................  B807             0  M.3.a.2
    b.  Unused commitments to provide liquidity to conduit structures:
        (1) Conduits sponsored by the bank, a bank affiliate, or the bank's
            holding company...........................................................................  B808             0  M.3.b.1
        (2) Conduits sponsored by other unrelated institutions........................................  B809             0  M.3.b.2

----------

(1) Memorandum item 2.c is to be completed beginning June 30, 2001, if the principal balance of other financial assets serviced for others is more than $10 million.

                                                                      FFIEC  031
                                                                      RC-31

                                                                         41

                                 OPTIONAL NARRATIVE STATEMENT CONCERNING THE AMOUNTS
                                   REPORTED IN THE REPORTS OF CONDITION AND INCOME
                                        at close of business on June 30, 2001

            Wells Fargo Bank Minnesota, N.A.                               Minneapolis                      MN
            --------------------------------                               -----------                      --
                  LEGAL TITLE OF BANK                                         CITY                         STATE

The management of the reporting bank may, if it wishes,     the truncated statement will appear as the bank's
submit a brief narrative statement on the amounts           statement both on agency computerized records and in
reported in the Reports of Condition and Income. This       computer-file releases to the public.
optional statement will be made available to the public,
along with the publicly available data in the Reports of    All information furnished by the bank in the narrative
Condition and Income, in response to any request for        statement must be accurate and not misleading.
individual bank report data. However, the information       Appropriate efforts shall be taken by the submitting
reported in Schedule RC-T, items 12 through 23 and          bank to ensure the statement's accuracy. The statement
Memorandum item 4, is regarded as confidential and will     must be signed, in the space provided below, by a senior
not be released to the public. BANKS CHOOSING TO SUBMIT     officer of the bank who thereby attests to its accuracy.
THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT
DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF      If, subsequent to the original submission, material
INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS        changes are submitted for the data reported in the
REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR     Reports of Condition and Income, the existing narrative
ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE     statement will be deleted from the files, and from
MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF         disclosure; the bank, at its option, may replace a
THEIR CUSTOMERS. Banks choosing not to make a statement     statement, under signature, appropriate to the amended
may check the "No comment" box below and should make no     data.
entries of any kind in the space provided for the
narrative statement; i.e., DO NOT enter in this space       The optional narrative statement will appear in agency
such phrases as "No statement," "Not applicable," "N/A,"    records and in release to the public exactly as
"No Comment," and "None."                                   submitted (or amended as described in the preceding
                                                            paragraph) by the management of the bank (except for the
The optional statement must be entered on this sheet.       truncation of the statements exceeding the 750-character
The statement should not exceed 100 words. Further,         limit described above). THE STATEMENT WILL NOT BE EDITED
regardless of the number of words, the statement must       OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR
not exceed 750 characters, including punctuation,           ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL
indentation, and standard spacing between words and         NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS
sentences. If any submission should exceed 750              VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION
characters, as defined, it will be truncated at 750         CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL
characters with no notice to the submitting bank and        APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT
                                                            SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.
---------------------------------------------------------------------------------------------------------------------------
X = NO COMMENT   Y = COMMENT ................................................................................... [6979] [X]
BANK MANAGEMENT STATEMENT (please type or print clearly):
      TEXT (70 CHARACTERS PER LINE)

  6980------------------------------------------------------------------
      ------------------------------------------------------------------
      ------------------------------------------------------------------
      ------------------------------------------------------------------
      ------------------------------------------------------------------
      ------------------------------------------------------------------
      ------------------------------------------------------------------
      ------------------------------------------------------------------
      ------------------------------------------------------------------
      ------------------------------------------------------------------



      ------------------------------------------------------------------
      SIGNATURE OF EXECUTIVE OFFICER OF BANK      DATE OF SIGNATURE

                    THIS PAGE IS TO BE COMPLETED BY ALL BANKS

---------------------------------------------------------------------------------------------------------------------------

                                                                                                                         42

         NAME AND ADDRESS OF BANK                               OMB No. For OCC: 1557-0081
                                                                OMB No. For FDIC: 3064-0052
         WELLS FARGO BANK MINNESOTA, N.A.                 OMB No. For Federal Reserve: 7100-0036
         SIXTH STREET AND MARQUETTE AVENUE                      Expiration Date: 3/31/2004
         MINNEAPOLIS, MN 55479
                                                                      SPECIAL REPORT
                                                              (Dollar Amounts in Thousands)
                                                          -----------------------------------------------------------------


                                                          CLOSE OF BUSINESS DATE                   FDIC Certificate Number
                                                          -----------------------------------------------------------------
                                                          6/30/2001                                5208
---------------------------------------------------------------------------------------------------------------------------
LOANS TO EXECUTIVE OFFICERS (COMPLETE AS OF EACH CALL REPORT DATE)
---------------------------------------------------------------------------------------------------------------------------

The following information is required by Public Laws 90-44 and 1020-242, but does not constitute a part of the Report of
Condition.  With each Report of Condition, these Laws require all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.)

SEE SECTIONS 215.2 AND 215.3 OF TITLE 12 OF THE CODE OF FEDERAL REGULATIONS (FEDERAL RESERVE BOARD REGULATION O) FOR THE
DEFINITIONS OF "EXECUTIVE OFFICER" AND "EXTENSION OF CREDIT," RESPECTIVELY. EXCLUDE LOANS AND OTHER EXTENSIONS OF CREDIT
TO DIRECTORS AND PRINCIPAL SHAREHOLDERS WHO ARE NOT EXECUTIVE OFFICERS.

---------------------------------------------------------------------------------------------------------------------------

                                                                                                 RCFD
                                                                                                 ----
a. Number of loans made to executive officers since the previous Call Report date............    3561         0   a
b. Total dollar amount of above loans (in thousands of dollars)..............................    3562         0   b
c. Range of interest charged on above loans                                             FROM              TO
                                                                                        ----              --
   (example: 9-3/4% = 9.75)..............................................    7701         0.00%  7702      0.00%  c

---------------------------------------------------------------------------------------------------------------------------





/s/ JAMES E. HANSON    VICE PRESIDENT                                        7/27/2001
---------------------------------------------------------------------------------------------------------------------------
SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT                     DATE (Month, Day, Year)


---------------------------------------------------------------------------------------------------------------------------
FDIC 8040/53 (3-01)